THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN TERMS IN THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH AN ASTERISK [*] AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.

                         AUTOMATIC REINSURANCE AGREEMENT

                                     between

            THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA
        (a corporation organized under the laws of the state of Delaware, having its principal place of business in Boston, Massachusetts;
                 hereinafter referred to as the CEDING COMPANY)

                                       and

                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
        (a corporation organized under the laws of the state of Delaware, having its principal place of business in New York, New York;
                    hereinafter referred to as the REINSURER)

                 EFFECTIVE DATE OF THIS AGREEMENT: JULY 1, 2001
                 (hereinafter referred to as the EFFECTIVE DATE)

                              AGREEMENT NO. 2001-48

                                TABLE OF CONTENTS

PREAMBLE                                                                    1
Article I.     Scope of Agreement                                           1
Article II.    Commencement and Termination of Liability                    2
Article III.   Oversights and Clerical Errors                               3
Article IV.    Net Amount at Risk                                           4
Article V.     Reinsurance Premiums                                         6
Article VI.    Reinsurance Administration                                   7
Article VII.   Settlement of Claims                                         9
Article VIII.  Treaty Reserve                                              11
Article IX.    Recapture Privileges                                        12
Article X.     Inspection of Records                                       13
Article XI.    Insolvency                                                  14
Article XII.   Negotiation                                                 15
Article XIII.  Arbitration                                                 16
Article XIV.   Right to Offset Balances Due                                18
Article XV.    Contract and Program Changes                                19
Article XVI.   Confidentiality                                             21
Article XVII.  Other Provisions                                            22
                  A. Notifications                                         22
                  B. Assignment                                            22
                  C. Severability                                          22
                  D. Currency                                              22
Article XVIII. Entire Agreement                                            23
Article XIX.   DAC Tax                                                     24
Article XX.    Duration of Agreement                                       25
Article XXI.   Execution of Agreement                                      26

                             SCHEDULES AND EXHIBITS

Schedule A   Plans of Reinsurance
Schedule B   Investment Funds
Schedule C   Required Data and Suggested Data Layout
Exhibit I    Mortality Table/Projection Scale G
Exhibit II   Benefit Limitation Rule
Exhibit III  Annuitization Rate And Exposure Determination
Exhibit IV   Confidentiality and Non-Disclosure Agreement
Exhibit V    Wiring Instructions

Manufacturers Life of N.A., Agreement No. 2001-48 (GMIB)
Effective July 1, 2001

                                    PREAMBLE

This Agreement is an indemnity reinsurance agreement solely between the CEDING COMPANY and the REINSURER. The acceptance of reinsurance hereunder shall not create any right or legal relation whatever between the REINSURER and the annuitant, owner, beneficiary or any other party under any contracts of the CEDING COMPANY which may be reinsured hereunder. The CEDING COMPANY shall be and remain solely liable to such parties under such contracts reinsured hereunder.

All provisions of this Agreement are subject to the laws of the State of Delaware.

                                   ARTICLE I.

                               SCOPE OF AGREEMENT

A. On and after the EFFECTIVE DATE of this Agreement, the CEDING COMPANY shall automatically reinsure with the REINSURER and the REINSURER shall automatically accept, its share of the IBNAR (defined in Article IV), generated prior to termination of the REINSURER's liability (defined in Article II), by the Guaranteed Minimum Income Benefit (GMIB) provisions of the Guaranteed Retirement Income Program II (Income Program) within the variable annuity contracts issued by the CEDING COMPANY and reinsured hereunder (defined in Schedule A).

B. The REINSURER's maximum aggregate IBNAR (defined in Article IV) liability incurred in any one calendar year shall not exceed the lesser of:

     1. [*] basis points of the REINSURER's Quota Share Percentage (defined in Schedule A) of the average aggregate IBB (defined in Schedule A) value inforce hereunder eligible to annuitize under the Income
          Program (i.e., those contracts past their waiting period, defined in Schedule A) over each respective calendar year of coverage. This average shall be calculated by way of a trapezoidal rule as shown in
          Exhibit II, and

     2. The total liability amount generated once the annual annuitization rate reaches [*] during the calendar year of coverage. This annuitization rate calculation is described in Exhibit III.

     The annuitization rate will be monitored as described in Article VI, Paragraph D.

C. The REINSURER's maximum IBNAR liability on any individual life reinsured hereunder shall be limited to [*] multiplied by the REINSURER's Quota Share Percentage.

D. This Agreement covers only the CEDING COMPANY's contractual liability for claims that are realized upon annuitization under the contractual terms of the Income Program within the variable annuity contract forms specified in Schedule A and supported by investment funds specified in Schedule B and its Amendments, that were submitted to the REINSURER in accordance with the terms of this Agreement set forth in Article XV, Contract and Program Changes.


Manufacturers Life of N.A., Agreement No. 2001-48 (GMIB)                  Page 1
Effective July 1, 2001

                                   ARTICLE II.

                    COMMENCEMENT AND TERMINATION OF LIABILITY

A. On reinsurance ceded under the terms of this Agreement, the liability of the REINSURER shall commence simultaneously with that of the CEDING COMPANY.

B. The liability of the REINSURER for all reinsured contracts under this Agreement may terminate in accordance with

     1.   the Duration of Agreement provisions of this Agreement set forth in
          Article XX, or

     2. the termination provisions set forth within Article VI, Administration, or

     3.   the Recapture Privileges set forth in Article IX.

C. For an individual contract, the liability of the REINSURER under this Agreement will terminate either in accordance with Paragraph B, above, or upon the earliest of the following occurrences defined in the contract(s) reinsured hereunder:

     1. the date the owner elects to annuitize pursuant to other than the Income Program;

     2.   surrender or termination of the contract

     3. full withdrawal, including 1035 exchanges and qualified transfers when the CEDING COMPANY terminates the contract and releases the proceeds to the contract owner, beneficiary, annuitant or new carrier;

     4. the death of the owner or annuitant where such death triggers the payment of a contractual death benefit, except when spousal continuance has been elected during the new business term of this Agreement as defined in Article XX, Paragraph A. On spousal continuance election the REINSURER's liability will be terminated upon death of the spouse;

     5. attainment of the maximum annuitization age or attained age 95, if earlier.

D. Upon annuitization under the Income Program, the liability of the REINSURER shall terminate, subject to the payment of a benefit claim that may be due in accordance with the IBNAR calculation as set forth in Article IV.


Manufacturers Life of N.A., Agreement No. 2001-48 (GMIB)                  Page 2
Effective July 1, 2001

                                  ARTICLE III.

                         OVERSIGHTS AND CLERICAL ERRORS

A. Should either the CEDING COMPANY or the REINSURER fail to comply with any of the terms of this Agreement, and if this is shown to be unintentional and the result of a misunderstanding, oversight or clerical error on the part of either the CEDING COMPANY or the REINSURER, then this Agreement shall not be deemed abrogated thereby, but both companies shall be restored to the positions they would have occupied had no such oversight, misunderstanding or clerical error occurred. Such conditions are to be reported and corrected promptly after discovery.

B. If the CEDING COMPANY or the REINSURER discovers that the CEDING COMPANY did not cede reinsurance on a contract it should have reinsured under this Agreement, the CEDING COMPANY will take prompt, reasonable and necessary steps to ensure that similar oversights do not recur. Then this Agreement shall not be deemed abrogated thereby, but both companies shall be restored to the positions they would have occupied had the CEDING COMPANY ceded such reinsurance at the original date. If the REINSURER receives no evidence that the CEDING COMPANY has taken action to remedy such a situation, the REINSURER reserves the right to limit its liability to reported contracts only.

C. Any negligent or deliberate acts or omissions by the CEDING COMPANY regarding the insurance or reinsurance provided are the responsibility of the CEDING COMPANY and its liability insurer, if any, but not that of the REINSURER. The previous sentence does not negate the REINSURER's liability under Article VII, Settlement of Claims, of this Agreement.


Manufacturers Life of N.A., Agreement No. 2001-48 (GMIB)                  Page 3
Effective July 1, 2001

                                   ARTICLE IV.

                               NET AMOUNT AT RISK

A. The IBNAR (Income Benefit Net Amount at Risk) for each variable annuity contract reinsured hereunder shall be equal to the following:

    IBNAR = Maximum [( IBB * ( MAPR / SAPR ) - Account Value), 0] *
            REINSURER's Quota Share Percentage

    where:

     -    The INCOME BENEFIT BASE (IBB) is as defined in Schedule A

     - The MINIMUM ANNUITY PURCHASE RATE (MAPR) per $1000 is calculated using the following assumptions:

Mortality Table:        [*]

Age Setback:            None

Mortality Improvement:  [*]

Unisex Blend:           Montana: [*]/[*]

                        All other states: Sex distinct only

Interest Rate:          [*] all years

Expenses:               None

Premium Taxes:          Applied by state of residence and market

Age:                    Attained age nearest birthday on exercise date

Frequency of Payment:   Monthly or quarterly or annually

Annuity Form:           Limited to a Life Annuity with a 10 Year Period Certain
                        or Joint and Survivor Life Annuity with 20 Year Period
                        Certain.

                        For qualified plans: period certain to meet IRS requirement.

     - The SETTLEMENT ANNUITY PURCHASE RATE (SAPR) per $1000, which is used at time of annuitization for reinsurance claims settlement, is calculated using the following assumptions:

Mortality Table:        [*]

Age Setback:            None

Mortality Improvement:  [*]


Unisex Blend:           [*]

                        All other states: Sex distinct only

Interest Rate:          [*] minus [*] That interest rate shall never be less
                            than

                        [*] If there is


Manufacturers Life of N.A., Agreement No. 2001-48 (GMIB)                  Page 4
Effective July 1, 2001

                         ARTICLE IV, NET AMOUNT AT RISK

                                   (Continued)

                        no recent [*]-Year U.S. Treasury Security posted, then the linear interpolation of the [*]-Year and [*]-Year
                        U. S. Treasury Security as posted by the Wall Street Journal will be used in lieu of the [*]-Year rate. The [*]-Year linear interpolated rate will be calculated using [*] of the [*]-Year rate plus [*] of the [*]-Year rate.

Expenses:               None

Premium Taxes:          Applied by state of residence and market

Age:                    Attained age nearest birthday on exercise date

Frequency of Payment:   Monthly or quarterly or annually

Annuity Form:           Limited to a Life Annuity with a 10 Year Period Certain
                        or Joint and Survivor Life Annuity with 20 Year Period
                        Certain.

                        For qualified plans: period certain to meet IRS requirement.

B. The actual annuity purchase rates offered by the CEDING COMPANY at time of annuitization under the Income Program may differ from those defined above. The annuity rates defined above are used for settlement of reinsurance claims only.

C. Premium taxes will be applied on a consistent basis between the MAPR and SAPR to calculate the IBNAR.

D. The IBNAR for each contract reinsured hereunder shall be calculated as of the last day of each calendar month prior to the termination of liability contingencies set forth in Article II.


Manufacturers Life of N.A., Agreement No. 2001-48 (GMIB)                  Page 5
Effective July 1, 2001

                                   ARTICLE V.

                              REINSURANCE PREMIUMS

A. The Reinsurance Premium is an asset-based reinsurance premium applied to the average aggregate IBB value for the reporting period multiplied by the REINSURER's Quota Share Percentage. The reporting period is monthly.

B. The annualized reinsurance premiums are shown below and are expressed in terms of basis points. They shall be applied on a monthly basis by utilizing one-twelfth (1/12th) of the annualized rates.

                         Issue      Reinsurance Premium      Guaranteed Maximum
Income Program           Ages         (Basis Points)           (Basis Points)
---------------------    -----      -------------------      ------------------
Income Program Rider      0-75              [*]                   [*]
Income Program Rider     76-85              [*]                   [*]

     The current reinsurance premium rate shall be in effect for a minimum of fifteen (15) years from the EFFECTIVE DATE of this Agreement. Thereafter, the reinsurance premium may be increased based on expected experience but not beyond the stated guaranteed maximum rates shown.

C. The total Reinsurance Premium due and payable in the first month shall at least equal [*] for this Agreement, the complementary GMDB Agreement No. 2001-47, Agreement No. 2000-14, Agreement No. 2001-41 and Agreement No. 2001-41NY, combined. Thereafter, the minimum reinsurance premium that is due and payable shall increase by [*] for each month after the first month until it reaches [*], for the combined agreements, six months after the EFFECTIVE DATE. The total reinsurance premium that is due and payable for the combined agreements in any month thereafter shall at least equal [*].

D. The reinsurance rates and the premium structure described above are subject to change based on the criteria described in Article XV, Contract and Program Changes.


Manufacturers Life of N.A., Agreement No. 2001-48 (GMIB)                  Page 6
Effective July 1, 2001

                                   ARTICLE VI.

                           REINSURANCE ADMINISTRATION

A. The CEDING COMPANY acknowledges the importance of supplying timely and accurate data, as defined herein, to enable the REINSURER to manage effectively the risk associated with the products reinsured hereunder. Therefore, within thirty (30) days of the end of each calendar month, the CEDING COMPANY will take all necessary steps to furnish the REINSURER with a seriatim electronic report as detailed in Schedule C, for each contract specified in Schedule A, valued as of the last day of that month.

B. Additionally, within thirty (30) days of the end of each calendar month, the CEDING COMPANY will furnish the REINSURER with a separate Summary Statement containing the following:

     1. reinsurance premiums due to the REINSURER summarized separately for each Income Program premium class as shown in Article V;

     2. benefit claim reimbursements under the contractual terms of the Income Program that are due to the CEDING COMPANY;

     3.   month end date for the period covered by the Summary Statement.

C. Payments between the CEDING COMPANY and the REINSURER shall be paid net of any amount due and unpaid under this Agreement. If the net balance is due to the REINSURER, the amount due shall be remitted with the Summary Statement, but no later than thirty (30) days from the month end date for the period covered by the Summary Statement. If the net balance is due to the CEDING COMPANY, the REINSURER shall remit the amount to the CEDING COMPANY within ten (10) days of receipt of the Summary Statement. Wiring instructions are attached in Exhibit V.

D. Furthermore, the REINSURER will use the summary data in Schedule C to calculate and monitor its maximum annual aggregate IBNAR liability, as described in Article I, Paragraph B, throughout the calendar year. Both the CEDING COMPANY and the REINSURER shall approximate the annuitization rate each calendar quarter during the year to determine if actual annuitization exceeds the maximum annuitization rate, specified in Article I, Paragraph B, on an annual basis. If the maximum annuitization rate is exceeded, the REINSURER will temporarily suspend the payment of Income Program claims until the end of the following calendar quarter or until such time that all data required for the calculation is available. The REINSURER will then determine whether a true-up of Income Program claims for the calendar year is required. It is the intent of both parties that the calculations described in this Paragraph D are mutually confirmed prior to initiation of any actions described herein.

E. The payment of reinsurance premiums is a condition precedent to the liability of the REINSURER under this Agreement. In the event the CEDING COMPANY does not pay reinsurance premiums in a timely manner as defined below, the REINSURER may exercise the following rights:

     1. The REINSURER reserves the right to charge interest if premiums are not paid within sixty (60) days of the due date, as defined in Paragraph C of this Article. The interest rate charged shall be based on the [*] as first published by the Wall Street Journal in the month following the


Manufacturers Life of N.A., Agreement No. 2001-48 (GMIB)                  Page 7
Effective July 1, 2001

                     ARTICLE VI, REINSURANCE ADMINISTRATION

                                   (Continued)

          due date of the reinsurance premiums plus [*]. The method of calculation shall be simple interest (360-day year). Interest will accrue from sixty (60) days following the due date shown on the Summary Statement.

     2. The REINSURER will have the right to terminate this Agreement when premium payments are more than ninety (90) days past due the due date described in Paragraph C of this Article, by giving ninety (90) days written notice of termination to the CEDING COMPANY. As of the close of the last day of this ninety-(90) day notice period, the REINSURER's liability for all risks reinsured associated with the defaulted premiums under this Agreement will terminate. If all premiums in default are received within the ninety-(90) day time period, the Agreement will remain in effect.

F. If claims are not paid within sixty (60) days of the REINSURER's receipt of satisfactory proof of claim liability, the CEDING COMPANY reserves the right to charge interest, based on the [*] as first published by the Wall Street Journal in the month following the due date shown on the Summary Statement plus [*]. The method of calculation shall be simple interest (360-day year). Interest will accrue from sixty (60) days following the due date shown on the Summary Statement.


Manufacturers Life of N.A., Agreement No. 2001-48 (GMIB)                  Page 8
Effective July 1, 2001

                                  ARTICLE VII.

                              SETTLEMENT OF CLAIMS

A. The claims that are eligible for reimbursement are only those that the CEDING COMPANY is contractually required to pay on or after the expiration of the waiting period and upon annuitization under the terms of the Income Program where such events occur, on the policies reinsured hereunder, on or after the EFFECTIVE DATE, subject to the liability limitations described in
     Article I.

B. In the event the CEDING COMPANY provides satisfactory proof of claim liability to the REINSURER, claim settlements made by the CEDING COMPANY shall be unconditionally binding on the REINSURER. In every case of claim, copies of the proofs obtained by the CEDING COMPANY will be taken by the REINSURER as sufficient.

C. Within thirty (30) days of the end of each calendar month, the CEDING COMPANY shall notify the REINSURER of the reinsured contractual Income Program benefits paid in that month, based on the IBNAR definition set forth in Article IV, and the REINSURER shall reimburse the CEDING COMPANY, as provided in Article VI, for the reinsured benefits.

D. Settlements by the REINSURER shall be in a lump sum regardless of the mode of payment made by the CEDING COMPANY.

E. With respect to Extra-Contractual Damages, in no event will the REINSURER participate in punitive or compensatory damages or statutory penalties which are awarded against the CEDING COMPANY as a result of an act, omission or course of conduct committed solely by the CEDING COMPANY in connection with the insurance reinsured under this Agreement.

     The parties recognize that circumstances may arise in which equity would require the REINSURER, to the extent permitted by law, to share proportionately in certain assessed situations in which the REINSURER was an active party and directed, consented to, or ratified the act, omission or course of conduct of the CEDING COMPANY which ultimately resulted in the assessment of the extra-contractual damages. In such situations, the REINSURER and the CEDING COMPANY shall share such damages so assessed in equitable proportions.

     For the purposes of this provision, the following definitions will apply:

          "Punitive Damages" are those damages awarded as a penalty, the amount of which is neither governed nor fixed by statute

          "Statutory Penalties" are those amounts awarded as a penalty, but fixed in amount by statute

          "Compensatory Damages" are those amounts awarded to compensate for the actual damages sustained and are not awarded as a penalty, nor fixed in amount by statute

     If the REINSURER declines to be party to the contest, compromise or litigation of a claim, it will pay its full share of the amount reinsured, as if there had been no contest, compromise or litigation. In addition, the REINSURER will pay its proportionate share of covered expenses incurred to the date it notifies the CEDING COMPANY that it declines to be a party to the contest, compromise or litigation of a claim.


Manufacturers Life of N.A., Agreement No. 2001-48 (GMIB)                  Page 9
Effective July 1, 2001

                        ARTICLE VII, SETTLEMENT OF CLAIMS

                                   (Continued)

F. In no event will the REINSURER be liable for expenses incurred in connection with a dispute or contest arising out of conflicting or any other claims of entitlement to policy proceeds or benefits, provided the REINSURER makes payment of the amount of reinsurance to the CEDING COMPANY, as described in the above paragraph.


Manufacturers Life of N.A., Agreement No. 2001-48 (GMIB)                 Page 10
Effective July 1, 2001

                                  ARTICLE VIII.

                                 TREATY RESERVE

A. The reserves held by the REINSURER in its statutory financial statement will be greater than or equal to those required by the state where the statement is filed.

B. It is the intention of both the REINSURER and the CEDING COMPANY that the CEDING COMPANY qualify for reinsurance credit in all States for reinsurance ceded hereunder. The REINSURER, at its sole cost and expense, shall do all that is necessary to comply with the insurance laws and regulations of all States in order to enable the CEDING COMPANY to take credit for the reinsurance ceded hereunder, including delivery of any reports required thereunder.


Manufacturers Life of N.A., Agreement No. 2001-48 (GMIB)                 Page 11
Effective July 1, 2001

                                  ARTICLE IX.

                              RECAPTURE PRIVILEGES

A. The CEDING COMPANY may recapture existing reinsurance in force in accordance with the following rules:

B. The CEDING COMPANY will notify the REINSURER of its intent to recapture at least ninety (90) days prior to any recaptures.

C.   No recapture will be made unless reinsurance has been in force for fifteen
     (15) years, as measured from the EFFECTIVE DATE , or on some other date if mutually agreed to by both parties.

D. The recapture shall apply to all the reinsurance in force under the Agreement.

E. Recapture will only be available provided the total carryforward, upon release of treaty reserves, is in a positive position. The total carryforward is defined as the sum of the carryforwards of this Agreement and the complementary death benefits agreement, No. 2001-47, that reinsures the same variable annuity contracts specified in Schedule A.

F. The carryforward for each Agreement is defined as the current period's reinsurance premium, minus all reinsurance claims paid under this Agreement for the current period, minus a [*] annual expense allowance applied against the average aggregate Account Value for the current period, minus the change in treaty reserves from the prior period to the current period, plus the prior period's carryforward. The monthly carryforward amount is accumulated at the [*] rate as published in the Wall Street Journal on the first business day of the current period plus [*].

     Note: For purposes of calculating the carryforward, treaty reserves are defined as the minimum statutory reserves required of the REINSURER in the CEDING COMPANY'S state of domicile. The CEDING COMPANY shall promptly notify the REINSURER of any change in its state of domicile.

G. Upon election, recapture shall occur ratably over a [*] period (i.e., every month the initial quota share percentage reduces [*] times the initial quota share percentage). It is irrevocable once elected.

H. The CEDING COMPANY and the REINSURER agree to exchange carryforward calculations each year-end to ensure ongoing agreement on the position of the carryforward.


Manufacturers Life of N.A., Agreement No. 2001-48 (GMIB)                 Page 12
Effective July 1, 2001

                                   ARTICLE X.

                              INSPECTION OF RECORDS

A. The REINSURER, or its duly appointed representatives, shall have the right at all reasonable times and for any reasonable purpose to inspect at the office of the CEDING COMPANY all records referring to reinsurance ceded to the REINSURER.

B. Relating to the business reinsured hereunder, the CEDING COMPANY or its duly appointed representatives shall have the right at all reasonable times and for any reasonable purpose, to inspect at the office of the REINSURER all records referring to reinsurance ceded from the CEDING COMPANY.


Manufacturers Life of N.A., Agreement No. 2001-48 (GMIB)                 Page 13
Effective July 1, 2001

                                   ARTICLE XI.

                                   INSOLVENCY

A.   A party to this Agreement will be deemed insolvent when it:

     a. Applies for or consents to the appointment of a receiver, rehabilitator, conservator, liquidator or statutory successor ("Authorized Representative") of its properties or assets; or

     b.   Is adjudicated as bankrupt or insolvent; or

     c. Files or consents to the filing of a petition in bankruptcy, seeks reorganization or an arrangement with creditors or takes advantage of any bankruptcy, dissolution, liquidation, or similar law or statute; or

     d. Becomes the subject of an order to rehabilitate or an order to liquidate as defined by the insurance code of the jurisdiction of the party's domicile.

B. In the event of the insolvency of the CEDING COMPANY, all reinsurance will be payable on the basis of the liability of the CEDING COMPANY on the policies reinsured directly to the CEDING COMPANY or its Authorized Representative without diminution because of the insolvency of the CEDING COMPANY.

C. In the event of insolvency of the CEDING COMPANY, the Authorized Representative will, within a reasonable time after the claim is filed in the insolvency proceeding, give written notice to the REINSURER of all pending claims against the CEDING COMPANY on any policies reinsured. While a claim is pending, the REINSURER may investigate such claim and interpose, at its own expense, in the proceedings where the claim is adjudicated, any defense or defenses which it may deem available to the CEDING COMPANY or its Authorized Representative. The expenses incurred by the REINSURER will be chargeable, subject to court approval, against the CEDING COMPANY as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the CEDING COMPANY solely as a result of the defense undertaken by the REINSURER. Where two or more reinsurers are participating in the same claim and a majority in interest elect to interpose a defense or defenses to any such claim, the expenses will be apportioned in accordance with the terms of the Reinsurance Agreement as though such expense had been incurred by the CEDING COMPANY.

D. Any debts or credits, matured or unmatured, liquidated or unliquidated, in favor of or against either the REINSURER or CEDING COMPANY with respect to this Agreement are deemed mutual debts or credits, as the case may be, and will be offset, and only the balance will be allowed or paid. However, in the event of liquidation, the REINSURER may offset against undisputed amounts which are due and payable to the CEDING COMPANY, only those undisputed amounts due the REINSURER which are not more than one hundred and eighty (180) days past due at the date of the court order of liquidation.

E. In the event of insolvency of the REINSURER, the provisions of Article IX notwithstanding, the CEDING COMPANY may recapture immediately all ceded benefits upon written notice to the REINSURER, its liquidator, receiver or statutory successor. The CEDING COMPANY shall also have a claim on the REINSURER for any reinsurance credit amounts including reserves, unearned premiums and other amounts due the CEDING COMPANY on such reinsurance, at the date of recapture.


Manufacturers Life of N.A., Agreement No. 2001-48 (GMIB)                 Page 14
Effective July 1, 2001

                                  ARTICLE XII.

                                   NEGOTIATION

A. Within ten (10) days after one of the parties has given the other the first written notification of a specific dispute, each party will appoint a designated officer to attempt to resolve the dispute. The officers will meet at a mutually agreeable location within thirty (30) days of the last appointment and as often as necessary, in order to gather and furnish the other with all appropriate and relevant information concerning the dispute. The officers will discuss the problem and will negotiate in good faith without the necessity of any formal arbitration proceedings. During the negotiation process, all reasonable requests made by one officer to the other for information will be honored. The designated officers will decide the specific format for such discussions.

B. If the officers cannot resolve the dispute within thirty (30) days of their first meeting, the parties will agree to submit the dispute to formal arbitration, as set forth in Article XIII. However, the parties may agree in writing to extend the negotiation period for an additional thirty (30) days.


Manufacturers Life of N.A., Agreement No. 2001-48 (GMIB)                 Page 15
Effective July 1, 2001

                                  ARTICLE XIII.

                                   ARBITRATION

A. It is the intention of the CEDING COMPANY and the REINSURER that the customs and practices of the insurance and reinsurance industry will be given full effect in the operation and interpretation of this Agreement. The parties agree to act in all things with the highest good faith. If after the negotiation required by Article XII, the REINSURER or the CEDING COMPANY cannot mutually resolve a dispute that arises out of or relates to this Agreement, the dispute will be decided through arbitration. The arbitrators will base their decision on the terms and conditions of this Agreement and, as necessary, on the customs and practices of the insurance and reinsurance industry rather than solely on a strict interpretation of the applicable law. The decision of the arbitrators shall be made within nine (9) months of the filing of the notice of intention to arbitrate, and the arbitrators shall agree to comply with this schedule before accepting appointment. However, this time limit may be extended by agreement of the parties or by the arbitrators if necessary. Once a decision is reached, there will be no appeal of their written decision, and any court having jurisdiction of the subject matter and the parties, may reduce that decision to judgement. Should the arbitrators be unable to reach a decision within nine (9) months of the filing of the notice of intention to arbitrate and should the parties further be unable to agree upon an extension of the time limit, then either party to this Agreement may commence litigation proceedings.

B. To initiate arbitration, either the REINSURER or the CEDING COMPANY will notify the other party in writing of its desire to arbitrate, stating the nature of its dispute and the remedy sought. The party to which the notice is sent will respond to the notification in writing within ten (10) days of its receipt.

C. There will be three arbitrators who will be current or former officers of life insurance or reinsurance companies other than the contracting companies or affiliates thereof. Each of the contracting companies will appoint one of the arbitrators within thirty (30) days from the date notification is received and these two arbitrators will select the third arbitrator within thirty (30) days from the date of appointment of the last arbitrator. If either party refuses or neglects to appoint an arbitrator within thirty (30) days of the date notification is received, the other party may appoint the second arbitrator. If the two arbitrators do not agree on a third arbitrator within thirty (30) days of the appointment of the last arbitrator, then the appointment of said arbitrator shall be left to the President of the American Arbitration Association. Once chosen, the arbitrators are empowered to decide all substantive and procedural issues by majority vote.

D. It is agreed that each of the three arbitrators should be impartial regarding the dispute and should resolve the dispute on the basis described in Section A of this Article.

E. The arbitration hearing will be held on the date fixed by the arbitrators in New York City. In no event will this date be later than three (3) months after the appointment of the third arbitrator. As soon as possible, the arbitrators will establish pre-arbitration procedures as warranted by the facts and issues of the particular case. At least ten (10) days prior to the arbitration hearing, each party will provide the other party and the arbitrators with a detailed statement of the facts and arguments they will present at the arbitration hearing. The arbitrators may consider any relevant evidence; they will give the evidence such weight as they deem it entitled to after consideration of any


Manufacturers Life of N.A., Agreement No. 2001-48 (GMIB)                 Page 16
Effective July 1, 2001

                            ARTICLE XIII, ARBITRATION
                                   (Continued)

     objections raised concerning it. Each party may examine any witnesses who testify at the arbitration hearing.

F. The cost of arbitration will be divided between the parties, unless the arbitrators decide otherwise.


Manufacturers Life of N.A., Agreement No. 2001-48 (GMIB)                 Page 17
Effective July 1, 2001

                                  ARTICLE XIV.

                          RIGHT TO OFFSET BALANCES DUE

The CEDING COMPANY and the REINSURER shall have, and may exercise at any time, the right to offset any balance or balances due one party to the other, its successors or assignees, against balances due to the other party under this Agreement or under any other Agreements or Contracts previously or subsequently entered into between the CEDING COMPANY and the REINSURER. This right of offset shall not be affected or diminished because of the insolvency of either party to this Agreement.


Manufacturers Life of N.A., Agreement No. 2001-48 (GMIB)                 Page 18
Effective July 1, 2001

                                   ARTICLE XV.

                          CONTRACT AND PROGRAM CHANGES

A. The CEDING COMPANY may amend, substitute, add or delete variable investment funds to the investment options supporting the annuity contract as described in the contract general provisions. No such change shall be made by the CEDING COMPANY without PRIOR notification to the REINSURER and without changes being declared effective by the Securities and Exchange Commission (SEC), if necessary. The REINSURER will approve or disapprove of the fund change within fifteen (15) working days of the date on which they receive notification.

     The CEDING COMPANY agrees to maintain at all times a satisfactory selection of core investment options with overall risk profile characteristics similar to those listed in Schedule B at inception of the Agreement. As long as this is the case, the REINSURER will approve such fund changes within fifteen (15) working days of receiving such notification.

     Should any such change result in a material change in the underlying risk, the REINSURER shall have the right to modify, for that product line only, any of the terms of this Agreement in order to restore, to the extent possible, the risk profile of the business reinsured hereunder to its original position when priced by the REINSURER. The REINSURER shall within fifteen (15) working days of the date on which notification was received, provide the CEDING COMPANY with notice of its intent to revise the terms of this Agreement. The CEDING COMPANY shall have the right to approve or disapprove of the changes proposed by the REINSURER. If both parties are not able to reach a mutually satisfactory agreement on revised terms, then notwithstanding Article IX, the CEDING COMPANY shall have the right of immediate termination of this Agreement for new and inforce business affected by the change. The CEDING COMPANY shall provide the REINSURER with written notification of its intent to terminate. The date of termination shall be the date that the revised terms would have become effective.

B. The CEDING COMPANY shall also give the REINSURER ADVANCE notice of any other changes to any contract forms reinsured hereunder, such as the annuity product design and/or death benefit design, the fees and charges, or the addition of any riders. The REINSURER shall, within fifteen (15) working days of the date on which notification was received, provide the CEDING COMPANY with notice of its approval of such change or its intent to revise the terms of this Agreement.

     Should any such change affect new business to be reinsured under this Agreement and result in a material change in the underlying risk, the REINSURER shall have the right to modify, for that new business only, any of the terms of this Agreement in order to restore, to the extent possible, the risk profile of the business reinsured hereunder to its original position when priced by the REINSURER. The REINSURER shall, within fifteen
     (15) working days of the date on which notification was received, provide the CEDING COMPANY with notice of its intent to revise the terms of this Agreement. The CEDING COMPANY shall have the right to approve or disapprove of the changes proposed by the REINSURER. If both parties are not able to reach a mutually satisfactory agreement on revised terms, then the CEDING COMPANY shall have the right of immediate termination of this Agreement for new business only. The CEDING COMPANY shall


Manufacturers Life of N.A., Agreement No. 2001-48 (GMIB)                 Page 19
Effective July 1, 2001

                    ARTICLE XV, CONTRACT AND PROGRAM CHANGES
                                  (Continued)

     provide the REINSURER with written notification of its intent to terminate. The date of termination shall be the date that the revised terms would have become effective.

     Should any such change affect inforce contracts reinsured under this Agreement and result in a material change in the underlying risk, the REINSURER shall have the right to modify, for that product line only, any of the terms of this Agreement in order to restore, to the extent possible, the risk profile of the business reinsured hereunder to its original position when priced by the REINSURER. The REINSURER shall, within fifteen
     (15) working days of the date on which notification was received, provide the CEDING COMPANY with notice of its intent to revise the terms of this Agreement. The CEDING COMPANY shall have the right to approve or disapprove of the changes proposed by the REINSURER. If both parties are not able to reach a mutually satisfactory agreement on revised terms, then notwithstanding Article IX, the CEDING COMPANY shall have the right of immediate termination of this Agreement for inforce business affected by said change only. The CEDING COMPANY shall provide the REINSURER with written notification of its intent to terminate. The date of termination shall be the date that the revised terms would have become effective.

C. The above paragraphs notwithstanding, neither party, acting unreasonably, will withhold agreement to revised terms for the sole purpose of terminating this Agreement.

D. The CEDING COMPANY agrees to provide the REINSURER with all contractholder communications produced by the CEDING COMPANY as though the REINSURER were a contractholder in the CEDING COMPANY's state of domicile.


Manufacturers Life of N.A., Agreement No. 2001-48 (GMIB)                 Page 20
Effective July 1, 2001

                                  ARTICLE XVI.

                                 CONFIDENTIALITY

A. This Agreement incorporates the confidentiality agreement previously agreed to between the parties on December 1, 1998 (the "Confidentiality Agreement"), a copy of which is attached hereto as Exhibit IV. All matters with respect to this Agreement require the utmost good faith of both parties. Both the CEDING COMPANY and the REINSURER shall, in accordance with the terms of the Confidentiality Agreement, hold confidential and not disclose or make competitive use of any shared Confidential Information of the other party (as such term is defined in the Confidentiality Agreement), unless otherwise agreed to in writing, or unless the information otherwise becomes publicly available by means other than by either party or their agents, or unless the disclose is required for retrocession purposes, has been mandated by law, or is duly required by external auditors.

B. The REINSURER will treat all personal policyholder information received from the CEDING COMPANY as confidential information and will use good faith efforts to keep such information private and secure, in accordance with the CEDING COMPANY's commitment to its policyholders and in accordance with federal and state privacy laws. The CEDING COMPANY recognizes that the REINSURER may need to share certain information with auditors, regulators and retrocessionaires in the normal course of conducting business.


Manufacturers Life of N.A., Agreement No. 2001-48 (GMIB)                 Page 21
Effective July 1, 2001

                                  ARTICLE XVII.

                                OTHER PROVISIONS

A. Notifications. Any notice or communication given pursuant to this Reinsurance Agreement must be in writing and either 1) delivered personally, 2) sent by facsimile or other similar transmission to a number specified in writing by the recipient, 3) delivered by overnight express, or 4) sent by Registered or Certified Mail, Postage Prepaid, Return Receipt Requested, as follows:

      If to CEDING COMPANY:   The Manufacturers Life Insurance Company of North
                              America
                              500 Boylston Street, Suite 400
                              Boston, MA 02116-3739
                              Attn: Chief Financial Officer

      If to REINSURER:        AXA Corporate Solutions Life Reinsurance Company
                              17 State Street, 32nd Floor
                              New York, New York 10004
                              Attn: Life Reinsurance Treaty Officer

     All notices and other communications required or permitted under this Reinsurance Agreement that are addressed as provided in this Section will
     1) if delivered personally or by overnight express, be deemed given upon delivery; 2) if delivered by facsimile transmission or other similar transmission, be deemed given when electronically confirmed, and 3) if sent by Registered or Certified mail, be deemed given when marked Postage Prepaid by the sender's terminal. Any party from time-to-time may change its address, but no such notice of change will be deemed to have been given until it is actually received by the party sought to be charged with the contents thereof.

B. Assignment. This Agreement shall be binding to the parties and their respective successors and permitted assignees. This Agreement may not be assigned by either party without the written consent of the other. Such consent shall not be unreasonably withheld. It is understood that the CEDING COMPANY, as of the writing of this Agreement, is contemplating an internal consolidation of its business that could result in the assignment of this Agreement to another entity within the CEDING COMPANY's corporate family. Said assignment shall be considered approved by the REINSURER.

C. Severability. If any provision of this Agreement is determined to be invalid or unenforceable, such determination will not affect or impair the validity or the enforceability of the remaining provisions of this Agreement. If said provision is deemed material to other provisions contained within the agreement, both parties will negotiate in good faith to restore the agreement to a similar position prior to said provision being determined to be invalid or unenforceable.

D.   Currency. All financial transactions under this Agreement shall be made in
     U. S. dollars.


Manufacturers Life of N.A., Agreement No. 2001-48 (GMIB)                 Page 22
Effective July 1, 2001

                                 ARTICLE XVIII.

                                ENTIRE AGREEMENT

This Agreement shall constitute the entire Agreement between the parties with respect to business reinsured hereunder. There is no understanding between the parties other than as expressed in this Agreement and any change or modification to this Agreement shall be null and void unless made by Amendment or Addendum to the Agreement and signed by both parties.


Manufacturers Life of N.A., Agreement No. 2001-48 (GMIB)                 Page 23
Effective July 1, 2001

                                  ARTICLE XIX.

                                     DAC TAX

               TREASURY REGULATION SECTION 1.848-2(G)98) ELECTION

The CEDING COMPANY and the REINSURER hereby agree to the following pursuant to
Section 1.848-2(g)(8) of the Income Tax Regulations issued December 29, 1992, under Section 848 of the Internal Revenue Code 1986, as amended. This election shall be effective for the year this Agreement becomes effective and all subsequent taxable years for which this Agreement remains in effect.

A. The term "party" will refer to either the CEDING COMPANY or the REINSURER as appropriate.

B. The terms used in this Article are defined by reference to Treasury Regulations Section 1.848-2 in effect as of December 29, 1992.

C. The party with the net positive consideration for this Agreement for each taxable year will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deduction limitation of IRC Section 848(c)(1).

D. Both parties agree to exchange information pertaining to the amount of net consideration under this Agreement each year to ensure consistency. The parties also agree to exchange information, which may be otherwise required by the IRS.

E. The CEDING COMPANY will submit to the REINSURER by April 1st of each year, a schedule of its calculation of the net consideration for the preceding calendar year. This schedule will be accompanied by a statement signed by an officer of the CEDING COMPANY stating that the CEDING COMPANY will report such net consideration in its tax return for the preceding calendar year.

F. The REINSURER may contest such calculation by providing an alternate calculation to the CEDING COMPANY in writing within thirty (30) days of the REINSURER's receipt of the CEDING COMPANY's calculation. If the REINSURER does not notify the CEDING COMPANY, the REINSURER will report the net consideration as determined by the CEDING COMPANY in the REINSURER's tax return for the previous calendar year.

G. If the REINSURER contests the CEDING COMPANY's calculation of the net consideration, the parties will act in good faith to reach an agreement as to the correct amount within thirty (30) days of the date the REINSURER submits its alternate calculation. If the REINSURER and CEDING COMPANY reach agreement on an amount of net consideration, each party shall report such amount in their respective tax returns for the previous calendar year.


Manufacturers Life of N.A., Agreement No. 2001-48 (GMIB)                 Page 24
Effective July 1, 2001

                                   ARTICLE XX.

                              DURATION OF AGREEMENT

A. This Agreement shall be open for new business for a minimum of two (2) years as measured from the EFFECTIVE DATE, subject to a limit of [*] of total new considerations to the CEDING COMPANY on the product(s) reinsured hereunder, divided by the REINSURER's Quota Share Percentage. Anytime on or after the second anniversary of this Agreement, or anytime on or after attainment of the limit on total new considerations described in this Paragraph, and upon ninety (90) days written notice, either the CEDING COMPANY or the REINSURER may cancel this Agreement for new business unilaterally or amend the terms of reinsurance for new business by mutual agreement. Additional purchase payments made after the close of this Agreement are covered hereunder for contracts issued during the period this Agreement was open for new business.

B. This Agreement shall be unlimited as to its duration but may be reduced or terminated for new business as provided in this Article, above.

C. The REINSURER provides the reinsurance coverage hereunder with the understanding that the CEDING COMPANY will not provide its distributors (e.g., wholesalers, producers, etc.) compensation that is different from that which is stated below. In the event that this proves to be otherwise, the REINSURER shall have the right to amend terms of this Agreement to return it to its original risk profile. Should this not be possible, the REINSURER may immediately terminate this Agreement for new and inforce business.

          Income Program Annuitization Commission Schedule: None

          Normal Annuitization Commission Schedule: None

D. Commutation of term certain annuity payments or any other liquidity feature is unavailable to those individuals who annuitize under the Income Program. In the event that this proves to be otherwise, the REINSURER shall have the right to amend terms of this Agreement to return it to its original risk profile. Should this not be possible, the REINSURER may immediately terminate this reinsurance arrangement for new and inforce business.


Manufacturers Life of N.A., Agreement No. 2001-48 (GMIB)                 Page 25
Effective July 1, 2001

                                  ARTICLE XXI.

                             EXECUTION OF AGREEMENT

This Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts together shall constitute one and the same instrument. Each counterpart may consist of a number of copies hereof signed by less than both, but together signed by both of the parties hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their duly authorized representatives as of the EFFECTIVE DATE.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA


By:     /s/ David Libbey                                 Date: Feb 15, 2002
        ------------------------------------------
        David Libbey, Vice President & CFO


Attest: /s/ Marc Costantini
        ------------------------------------------
        Marc Costantini, Vice President


AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY


By:     /s/ Michael W. Pado                              Date: Feb 06, 2002
        ------------------------------------------
        Michael W. Pado, President


By:     /s/ Dina Greenbaum
        ------------------------------------------
        Dina Greenbaum, Assistant Vice President


Attest: /s/ Julia Cornely
        ------------------------------------------
        Julia Cornely, Assistant Vice President

Manufacturers Life of N.A., Agreement No. 2001-48 (GMIB)                 Page 26
Effective July 1, 2001

                                   SCHEDULE A

                              PLANS OF REINSURANCE





A.   REINSURER's Quota Share Percentage:

          [*]

B.   Issue Dates:

          New Policies issued on or after July 1, 2001.

          Contractholders may, at their sole discretion, elect, revoke or make changes to their contract within sixty (60) days (hereinafter known as the 60-day window) of the contract issue date. The election or termination of any optional rider within the 60-day window will be retroactive to date of issue, and will be covered under this Agreement. All reinsurance premiums and claims will be trued up accordingly. The CEDING COMPANY will identify the policies covered under the 60-day window by submitting policyholder information on a separate data form. The CEDING COMPANY does not plan to market or develop a program highlighting this 60-day window. (Note: A maximum of 15% of contracts reported in any month will be covered under the 60-day window for contracts that have passed their statutory free-look period. There will be no limit for contracts that are still within their statutory free-look period.)

C.   GMIB (Contractual Income Program Benefit) Reinsured:

          Income Benefit Base (IBB)

          - For Issue Ages 0-75: Greater of an Annual Ratchet to attained age 81 and a 6% Rollup to attained age 85; frozen thereafter.

          - For Issue Ages 76-85: Greater of an Annual Ratchet to attained age 81 and a 4% Rollup to attained age 85; frozen thereafter.

          Note: The IBB is reduced proportionately for withdrawals.

          An annuitant change is allowed, as long as the new annuitant is the same age or younger than the original annuitant. The type of benefit (6% Rollup or 4% Rollup) is based on the original annuitant's age.

          Waiting Period

          Contractholders can elect to annuitize under the Income Program thirty
          (30) days following their tenth (10th) or later contract anniversary and also under one of the life annuity forms stated in Article IV.

D.   Product Features:

          Annuitization

          Annuitization under the Income Program means that the annuitant is receiving guaranteed fixed income payments based on the IBB and the MAPR under one of the life annuity forms shown within the MAPR calculation set forth in Article IV.

Manufacturers Life of N.A., Agreement No. 2001-48 (GMIB)
Effective July 1, 2001

                                   SCHEDULE A

          Income Program Rider Election

          The contractholder can only elect the Income Program Rider at issue and during the 60-day window described in Paragraph B of this Schedule
          A. Once election is made, it is irrevocable (except within the contractual free look provisions of the contract).

          Income Program Rider Cancellation

          The contractholder of the annuity can not cancel the Income Program rider at any time (except within the contractual free look provisions of the contract).

          Step-Up or Reset of IBB

          Not Available.

E.   Spousal Continuances

          A Spousal Continuance occurs if the deceased owner's spouse is the beneficiary. The surviving spouse continues the contract, including any optional benefits such as GRIP II, as the new owner. In such a case, the GRIP II Income Benefit Base continues the same as it would for a change of annuitant, except the requirement that the annuitant be younger is waived for the spouse.

          Providing that the CEDING COMPANY can individually identify Spousal Continuances, as shown in Schedule C, the REINSURER will cover Spousal Continuances under this Agreement and will treat them as new issues to the extent that, at the time of continuance, this Agreement is open for new business as defined in Article XX, Paragraph A.

F.   Related Contracts:

          Venture and Venture III Variable Annuity policy forms specified below that elect the GRIP II rider specified below.

          Policy Forms
          VENTURE.001, VENTURE.001.94, VENTURE.001.98
          VENTURE.003, VENTURE.003.98
          VENTURE.004
          VENTURE.005, VENTURE.005.98

          VENTURE.100 (Consisting of: VENTURE.100.S01V00, VENTURE. 100P01V00,
             VENTURE. 100P02V00, VENTURE.100P03V00, VENTURE. 100P04V00, VENTURE.100P05V00, VENTURE. 100P06V00, VENTURE. 100P07V00, VENTURE. 100P08V001, VENTURE.100P09V00, VENTURE.100P1OV00, VENTURE.100P11V001, VENTURE.100P12V00, VENTURE.100.T01V00

          Grip II Rider Form
          BR003.00
          BR003.00G

Manufacturers Life of N.A., Agreement No. 2001-48 (GMIB)
Effective July 1, 2001

                                   SCHEDULE B

                                INVESTMENT FUNDS

                                 VARIABLE FUNDS

AIM
All Cap Growth Trust
Aggressive Growth Trust

CGTC
Diversified Bond Trust
Income & Value Trust
US Large Cap Value Trust
Small Company Blend Trust

Cohen & Steers
Real Estate Securities

Davis Selected
Financial Services
Fundamental Value

Dreyfus
All Cap Value Trust

Fidelity
Large Cap Growth Trust
Overseas Trust
Strategic Opportunities Trust

Founders
International Small Cap Trust

Franklin
Emerging Small Company Trust

Investco
Telecommunications Trust
Mid Cap Growth Trust

Janus
Dynamic Growth Trust

Jennison
Capital Appreciation Trust

Lord Abbett
Mid Cap Value Trust

Manufacturers Advisor Corporation
Pacific Rim Emerging Markets Trust
Money Market Trust
Quantitative Equity Trust
Balanced Trust
Quantitative Mid Cap Trust
Lifestyle Conservative 280 Trust
Lifestyle Moderate 460 Trust
Lifestyle Balanced 640 Trust
Lifestyle Growth 820 Trust
Lifestyle Aggressive 1000 Trust
International Index Trust
Total Stock Market Index Trust
500 Index Trust
Mid Cap Index Trust
Small Cap Index Trust

Merrill Lynch
ML Basic Value Focus Trust
ML Special Value Focus Trust
ML Developing Capital Markets Trust

MFS
Strategic Growth Trust
Capital Opportunities Trust
Utilities Trust

Miller Ander. Sher.
Value Trust
High Yield Trust

Brinson
Tactical Allocation Trust

Munder
Internet Technologies

PIMCO
Global Bond Trust
Total Return Trust

Putnam
Global Equity
Mid Cap Opportunities

Rowe Price -- Flem.
International Stock Trust

Salomon
US Government Securities Trust
Strategic Bond Trust

SsgA
Growth Trust

SsgA
Growth Trust

T. Rowe Price
Equity Income Trust
Blue Chip Growth Trust
Science & Technology Trust
Small Company Value Trust
Health Sciences Trust

Templeton
International Value Trust

Wellington
Growth & Income Trust
Investment Quality Bond Trust
Mid Cap Stock Trust

Fixed Funds

One Year
DCA Twelve Month
DCA Six Month

Manufacturers Life of N.A., Agreement No. 2001-48 (GMIB)
Effective July 1, 2001

                                   SCHEDULE C

                     REQUIRED DATA AND SUGGESTED DATA LAYOUT

                                  (Page 1 of 3)

Field Description                                     Comments
-----------------                                     --------
Annuitant's ID:                                       Last Name
                                                      First Name
                                                      Middle Name
Sex                                                   M  or F
Date of Birth                                         YYYYMMDD
Social Security No. / Social Insurance No.

Joint Annuitant's ID:                                 Last Name If Applicable
                                                      First Name
                                                      Middle Name
Sex                                                   M  or  F
Date of Birth                                         YYYYMMDD
Social Security No. / Social Insurance No.

Owner's ID:                                           Last Name
                                                      First Name
                                                      Middle Name
Sex                                                   M  or  F
Date of Birth                                         YYYYMMDD
Social Security No. / Social Insurance No.

Joint Owner's ID:                                     Last Name  If Applicable
                                                      First Name
                                                      Middle Name
Sex                                                   M   or  F
Date of Birth                                         YYYYMMDD
Social Security No. / Social Insurance No.

Policy Number
Policy Issue Date                                     YYYYMMDD
Policy Issue Status                                   NI = True New Issue, SC = Spousal Continuance,
                                                      EX = 1035 Exchange
Tax Status                                            Qualified (Q), or Non-qualified (N)

Manufacturers Life of N.A., Agreement No. 2001-48 (GMIB)
Effective July 1, 2001

                                   SCHEDULE C

                    REQUIRED DATA AND SUGGESTED DATA LAYOUT

                                  (Page 2 of 3)

Field Description                                     Comments
-----------------                                     --------
GMDB/EEB SECTION (If applicable)
Mortality Risk Definition Indicator                   AV = VNAR; CV = VNAR + SCNAR
Death Claim Trigger                                   A = Annuitant, O = Owner, 1 = 1st to die, 2 = 2nd to die
                                                      (e.g., A2 = payable upon death of second of joint annuitants)
Current Ratchet Value                                 If Applicable
Current Reset Value                                   If Applicable
Current Rollup Value                                  If Applicable
Current Return of Premium Value                       If Applicable

Minimum Guaranteed Death Benefit
Contract Death Benefit                                Greater of Account Value and Minimum Guaranteed Death Benefit
Effective Date of the Rider
Account Value as of the Effective Date of the Rider
Mortality Risk VNAR                                   Max [Contractual Death Benefit - Account Value), 0]
               SCNAR                                  Surrender Charge, if applicable
               EEMNAR                                 T%(AV less Net Purchase Payments), if applicable
Earnings                                              AV less Net Purchase Payments
Earnings Cap                                          If Applicable
Tax Percentage                                        If Applicable
GEM Rider                                             Y = benefit elected, N = benefit not elected, NA = not applicable

GMIB SECTION (If applicable)
GMIB Indicator                                        Y = benefit elected, N = benefit not elected, NA = not applicable
Income Benefit Elected                                01 = option 1, 02 = option 2, etc.
Expiration of Waiting Period                          YYYYMMDD
GMIB Annuitization Date                               YYYYMMDD - actual date
Most Recent GMIB Step-up / Reset Date                 YYYYMMDD, if applicable
Cancellation Date                                     YYYYMMDD, if applicable
Pricing Cohort Indicator
IBB Amount
GMIB IBNAR Amount                                     Calculated using an individual life annuity form with 10 years certain
Treasury Rate                                         Used in IBNAR calculation

GMAB SECTION (If applicable)
GMAB Indicator                                        Y = benefit elected, N = benefit not elected, NA = not applicable
Accumulation Benefit Elected                          01 = option 1, 02 = option 2, etc.
Maturity Date                                         YYYYMMDD
Most Recent GMAB Step-up / Rollover Date              YYYYMMDD, if applicable
Cancellation Date                                     YYYYMMDD, if applicable
Pricing Cohort Indicator
GMAB Guaranteed Value                                 Current Value
GMAB NAR                                              Max [(GMAB Guaranteed Value - Account Value) , 0]

Account Value                                         Current total value
Surrender Charge                                      If reinsured
Cumulative Deposits                                   Total premiums
Cumulative Withdrawals                                Total withdrawals
Net Purchase Payments                                 Total premiums less total withdrawals (proportional adjustment)
Deposits made in quarter of death                     dollar value
Quota Share reinsured                                 percentage

Manufacturers Life of N.A., Agreement No. 2001-48 (GMIB)
Effective July 1, 2001

                                   SCHEDULE C

                    REQUIRED DATA AND SUGGESTED DATA LAYOUT

                                  (Page 3 of 3)

Field Description                       Comments
-----------------                       --------
Funding Vehicle Values:
   "MorningStar" designations (US)
Aggressive Growth
Balanced
Corporate Bond
Government Bond
Growth
Growth and Income
High Yield Bond
International Bond
International Stock
Money Market
Specialty Fund

Fixed Account
Dollar Cost Averaging

Note: total of funding vehicles should equal account value.

Termination  Information:
Termination Date                        YYYYMMDD, If applicable
Reason for Termination                  Death (D), Annuitization (A), 1035 Exchange (X), GMIB Election (I), Other (O).
Cause of Death                          If applicable.  Use your Cause of Death code, and provide translation

Summary Information:                    For reconciliation purposes (may be paper summary)
Total number of records                 Monthly aggregate information by GMIB Design, GMAB Design, and
                                        Pricing Cohort (if applicable)
Total of each dollar field              Monthly aggregate information by GMIB Design, GMAB Design, and
                                        Pricing Cohort (if applicable)
Note: All values to nearest dollar

Manufacturers Life of N.A., Agreement No. 2001-48 (GMIB)
Effective July 1, 2001

                                    EXHIBIT I

                                 MORTALITY TABLE

              1983 BASIC PER THOUSAND RATES (APPLY AT ATTAINED AGE)

Age   Male - qx's   Female - qx's
---   -----------   -------------
  5       [*]            [*]
  6       [*]            [*]
  7       [*]            [*]
  8       [*]            [*]
  9       [*]            [*]
 10       [*]            [*]
 11       [*]            [*]
 12       [*]            [*]
 13       [*]            [*]
 14       [*]            [*]
 15       [*]            [*]
 16       [*]            [*]
 17       [*]            [*]
 18       [*]            [*]
 19       [*]            [*]
 20       [*]            [*]
 21       [*]            [*]
 22       [*]            [*]
 23       [*]            [*]
 24       [*]            [*]
 25       [*]            [*]
 26       [*]            [*]
 27       [*]            [*]
 28       [*]            [*]
 29       [*]            [*]
 30       [*]            [*]
 31       [*]            [*]
 32       [*]            [*]
 33       [*]            [*]
 34       [*]            [*]
 35       [*]            [*]
 36       [*]            [*]
 37       [*]            [*]
 38       [*]            [*]
 39       [*]            [*]
 40       [*]            [*]
 41       [*]            [*]
 42       [*]            [*]
 43       [*]            [*]
 44       [*]            [*]
 45       [*]            [*]
 46       [*]            [*]
 47       [*]            [*]
 48       [*]            [*]
 49       [*]            [*]
 50       [*]            [*]

Age   Male - qx's   Female - qx's
---   -----------   -------------
 51       [*]            [*]
 52       [*]            [*]
 53       [*]            [*]
 54       [*]            [*]
 55       [*]            [*]
 56       [*]            [*]
 57       [*]            [*]
 58       [*]            [*]
 59       [*]            [*]
 60       [*]            [*]
 61       [*]            [*]
 62       [*]            [*]
 63       [*]            [*]
 64       [*]            [*]
 65       [*]            [*]
 66       [*]            [*]
 67       [*]            [*]
 68       [*]            [*]
 69       [*]            [*]
 70       [*]            [*]
 71       [*]            [*]
 72       [*]            [*]
 73       [*]            [*]
 74       [*]            [*]
 75       [*]            [*]
 76       [*]            [*]
 77       [*]            [*]
 78       [*]            [*]
 79       [*]            [*]
 80       [*]            [*]
 81       [*]            [*]
 82       [*]            [*]
 83       [*]            [*]
 84       [*]            [*]
 85       [*]            [*]
 86       [*]            [*]
 87       [*]            [*]
 88       [*]            [*]
 89       [*]            [*]
 90       [*]            [*]
 91       [*]            [*]
 92       [*]            [*]
 93       [*]            [*]
 94       [*]            [*]
 95       [*]            [*]
 96       [*]            [*]

Age   Male - qx's   Female - qx's
---   -----------   -------------
 97       [*]            [*]
 98       [*]            [*]
 99       [*]            [*]
100       [*]            [*]
101       [*]            [*]
102       [*]            [*]
103       [*]            [*]
104       [*]            [*]
105       [*]            [*]
106       [*]            [*]
107       [*]            [*]
108       [*]            [*]
109       [*]            [*]
110       [*]            [*]
111       [*]            [*]
112       [*]            [*]
113       [*]            [*]
114       [*]            [*]
115       [*]            [*]

Manufacturers Life of N.A., Agreement No. 2001-48 (GMIB)
Effective July 1, 2001

                                    EXHIBIT I

                                MORTALITY TABLES

                                   (continued)

            1983 VALUATION PER THOUSAND RATES (APPLY AT ATTAINED AGE)

Age   Male - qx's   Female - qx's
---   -----------   -------------
  5       [*]            [*]
  6       [*]            [*]
  7       [*]            [*]
  8       [*]            [*]
  9       [*]            [*]
 10       [*]            [*]
 11       [*]            [*]
 12       [*]            [*]
 13       [*]            [*]
 14       [*]            [*]
 15       [*]            [*]
 16       [*]            [*]
 17       [*]            [*]
 18       [*]            [*]
 19       [*]            [*]
 20       [*]            [*]
 21       [*]            [*]
 22       [*]            [*]
 23       [*]            [*]
 24       [*]            [*]
 25       [*]            [*]
 26       [*]            [*]
 27       [*]            [*]
 28       [*]            [*]
 29       [*]            [*]
 30       [*]            [*]
 31       [*]            [*]
 32       [*]            [*]
 33       [*]            [*]
 34       [*]            [*]
 35       [*]            [*]
 36       [*]            [*]
 37       [*]            [*]
 38       [*]            [*]
 39       [*]            [*]
 40       [*]            [*]
 41       [*]            [*]
 42       [*]            [*]
 43       [*]            [*]
 44       [*]            [*]
 45       [*]            [*]
 46       [*]            [*]
 47       [*]            [*]
 48       [*]            [*]
 49       [*]            [*]
 50       [*]            [*]

Age   Male - qx's   Female - qx's
---   -----------   -------------
 51       [*]            [*]
 52       [*]            [*]
 53       [*]            [*]
 54       [*]            [*]
 55       [*]            [*]
 56       [*]            [*]
 57       [*]            [*]
 58       [*]            [*]
 59       [*]            [*]
 60       [*]            [*]
 61       [*]            [*]
 62       [*]            [*]
 63       [*]            [*]
 64       [*]            [*]
 65       [*]            [*]
 66       [*]            [*]
 67       [*]            [*]
 68       [*]            [*]
 69       [*]            [*]
 70       [*]            [*]
 71       [*]            [*]
 72       [*]            [*]
 73       [*]            [*]
 74       [*]            [*]
 75       [*]            [*]
 76       [*]            [*]
 77       [*]            [*]
 78       [*]            [*]
 79       [*]            [*]
 80       [*]            [*]
 81       [*]            [*]
 82       [*]            [*]
 83       [*]            [*]
 84       [*]            [*]
 85       [*]            [*]
 86       [*]            [*]
 87       [*]            [*]
 88       [*]            [*]
 89       [*]            [*]
 90       [*]            [*]
 91       [*]            [*]
 92       [*]            [*]
 93       [*]            [*]
 94       [*]            [*]
 95       [*]            [*]
 96       [*]            [*]

Age   Male - qx's   Female - qx's
---   -----------   -------------
 97      [*]            [*]
 98      [*]            [*]
 99      [*]            [*]
100      [*]            [*]
101      [*]            [*]
102      [*]            [*]
103      [*]            [*]
104      [*]            [*]
105      [*]            [*]
106      [*]            [*]
107      [*]            [*]
108      [*]            [*]
109      [*]            [*]
110      [*]            [*]
111      [*]            [*]
112      [*]            [*]
113      [*]            [*]
114      [*]            [*]
115      [*]            [*]

Manufacturers Life of N.A., Agreement No. 2001-48 (GMIB)
Effective July 1, 2001

                                    EXHIBIT I

                                   (continued)

                               PROJECTION SCALE G

Age    Male   Female
---   -----   ------
  5   [*]     [*]
  6   [*]     [*]
  7   [*]     [*]
  8   [*]     [*]
  9   [*]     [*]
 10   [*]     [*]
 11   [*]     [*]
 12   [*]     [*]
 13   [*]     [*]
 14   [*]     [*]
 15   [*]     [*]
 16   [*]     [*]
 17   [*]     [*]
 18   [*]     [*]
 19   [*]     [*]
 20   [*]     [*]
 21   [*]     [*]
 22   [*]     [*]
 23   [*]     [*]
 24   [*]     [*]
 25   [*]     [*]
 26   [*]     [*]
 27   [*]     [*]
 28   [*]     [*]
 29   [*]     [*]
 30   [*]     [*]
 31   [*]     [*]
 32   [*]     [*]
 33   [*]     [*]
 34   [*]     [*]
 35   [*]     [*]
 36   [*]     [*]
 37   [*]     [*]
 38   [*]     [*]
 39   [*]     [*]
 40   [*]     [*]
 41   [*]     [*]
 42   [*]     [*]
 43   [*]     [*]
 44   [*]     [*]
 45   [*]     [*]
 46   [*]     [*]
 47   [*]     [*]
 48   [*]     [*]
 49   [*]     [*]
 50   [*]     [*]
 51   [*]     [*]
 52   [*]     [*]

Age    Male   Female
---   -----   ------
 53   [*]     [*]
 54   [*]     [*]
 55   [*]     [*]
 56   [*]     [*]
 57   [*]     [*]
 58   [*]     [*]
 59   [*]     [*]
 60   [*]     [*]
 61   [*]     [*]
 62   [*]     [*]
 63   [*]     [*]
 64   [*]     [*]
 65   [*]     [*]
 66   [*]     [*]
 67   [*]     [*]
 68   [*]     [*]
 69   [*]     [*]
 70   [*]     [*]
 71   [*]     [*]
 72   [*]     [*]
 73   [*]     [*]
 74   [*]     [*]
 75   [*]     [*]
 76   [*]     [*]
 77   [*]     [*]
 78   [*]     [*]
 79   [*]     [*]
 80   [*]     [*]
 81   [*]     [*]
 82   [*]     [*]
 83   [*]     [*]
 84   [*]     [*]
 85   [*]     [*]
 86   [*]     [*]
 87   [*]     [*]
 88   [*]     [*]
 89   [*]     [*]
 90   [*]     [*]
 91   [*]     [*]
 92   [*]     [*]
 93   [*]     [*]
 94   [*]     [*]
 95   [*]     [*]
 96   [*]     [*]
 97   [*]     [*]
 98   [*]     [*]
 99   [*]     [*]
100   [*]     [*]

Age    Male   Female
---   -----   ------
101   [*]     [*]
102   [*]     [*]
103   [*]     [*]
104   [*]     [*]
105   [*]     [*]
106   [*]     [*]
107   [*]     [*]
108   [*]     [*]
109   [*]     [*]
110   [*]     [*]
111   [*]     [*]
112   [*]     [*]
113   [*]     [*]
114   [*]     [*]
115   [*]     [*]

Manufacturers Life of N.A., Agreement No. 2001-48 (GMIB)
Effective July 1, 2001

                                   EXHIBIT II

                            BENEFIT LIMITATION RULE

TRAPEZOIDAL RULE

Average Aggregate IBB Value inforce in calendar year Z equals:

IBB(Jan(B))
----------- +
     24

IBB(Feb(B)) + IBB(Mar(B)) + IBB(Apr(B)) + IBB(MAY(B))
----------------------------------------------------- +
                         12

IBB(Jun(B)) + IBB(Jul(B)) + IBB(Aug(B)) + IBB(Sep(B))
---------------------------------------------------- +
                         12

IBB(Oct(B)) + IBB(Nov(B)) + IBB(Dec(B))
---------------------------------------- +
                   12

IBB(Dec(E))
-----------
    24

where IBB(Month(B)) is equal to the beginning of month aggregate IBB value of the Related Contracts listed in Schedule A and IBB(Month(E) ) is equal to the end of month aggregate IBB value of the Related Contracts listed in Schedule A that are eligible to annuitize under the Income Program. Contracts eligible to annuitize under the Income Program are those contracts whose waiting period expired prior to calendar year Z and those contracts whose waiting period will expire during calendar year Z.

For partial calendar years IBB(Month(B)) for months prior to the EFFECTIVE DATE of this Reinsurance Agreement or for months subsequent to the termination of all business hereunder, should be set equal to zero.

Manufacturers Life of N.A., Agreement No. 2001-48 (GMIB)
Effective July 1, 2001

                                   EXHIBIT III

                 ANNUITIZATION RATE AND EXPOSURE DETERMINATION

            DEFINED VARIABLES

W(Z) total IBB value for each reinsured contract, as of the contract's anniversary in calendar year Z, which is eligible to annuitize under the Income Program (i.e., past their waiting period) by November 30th of year Z.

N(Z) total IBB value for each reinsured contract, as of the contract's anniversary in calendar year Z, which is eligible to annuitize under the Income Program during the month of December in year Z (i.e. not part of W(Z)).

T(WZ) total IBB value, from cohort W(Z), terminating within 30-days after the contract's anniversary in year Z; total IBB value is measured as of the date of termination

T(NZ) total IBB value, from cohort N(Z) , terminating within 30-days after the contract's anniversary in year Z; total IBB value is measured as of the date of termination

            Terminations are defined as follows:

            - Death of owner or annuitant resulting in payment of death benefit

            -     Surrender of Contract and partial withdrawals

            -     Annuitizations which are not under the Income Program

            - Attainment of maximum annuitization age or attained age 95, if earlier

A(z)(W(z))  total IBB value, as of the contract's anniversary in calendar year Z, from cohort W(Z) which annuitized under the Income Program rider during year Z

A(z)(N(z))  total IBB value, as of the contract's anniversary in calendar year Z, from cohort N(Z) which annuitized under the Income Program rider during year Z

Exposure(Z)=W(Z)-1/2 T(WZ)+1/2(N(Z)+N(Z-1))-1/4(T(N)(Z)+T(N)(Z-1))

Annuitization _ Rate(Z)=A(Z)(W(Z))+A(Z)(N(Z))+A(Z)(N(Z-1))
                        ------------------------------------
                                Exposure(z)

Note: This formula only applies to contracts reinsured at the beginning of a calendar year.

Manufacturers Life of N.A,, Agreement No. 2001-48 (GMIB)
Effective July 1, 2001

                                   EXHIBIT IV

                  CONFIDENTIALITY AND NON-DISCLOSURE AGREEMENT

Manufacturers Life of N.A., Agreement No. 2001-48 (GMIB)
Effective July 1, 2001

                               (AXA RE LIFE LOGO)
                  CONFIDENTIALITY AND NON-DISCLOSURE AGREEMENT

This Confidentiality and Non-Disclosure Agreement ("Agreement") is made as of 1 December, 1998 by and between AXA Re Life Insurance Company ("AXA Re"), a life insurance company organized and existing under the laws of the State of Delaware, and The Manufacturers Life Insurance Company of North America ("Company"), a corporation organized and existing under the laws of the State of Delaware.

WHEREAS, the parties hereto intend to disclose, both orally and in writing, certain confidential and proprietary information ("Confidential Information") to each other, and to the designated Affiliates and representatives of each other, in furtherance of evaluating the possibility of entering into a reinsurance program between AXA Re and the Company covering various guaranteed benefits within new and/or inforce variable annuity and/or variable life contracts that incorporate Company Confidential Information; and

WHEREAS, the parties wish to protect certain Confidential Information which may be disclosed between them, particularly regarding AXA Re's program for reinsuring variable annuity contracts.

NOW THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto acknowledge and agree that the Confidential Information disclosed hereunder is confidential, proprietary and trade secret to the disclosing party and is disclosed to the receiving party on a confidential basis under this Agreement, to be used only as expressly permitted by the terms and conditions of this Agreement. Title to the Confidential Information will remain at all times in the disclosing party and no transfer of any interest is either expressly granted or implied.

CONFIDENTIAL INFORMATION

As used in this Agreement, the term "Confidential Information" includes but is not limited to the following items, whether existing now or created in the future: (a) all knowledge or information concerning the business, operations and assets of the parties hereto and their respective Subsidiaries and Affiliates which is not readily available to the public, such as: internal operating procedures; investment strategies; sales data and customer lists, financial plans, projections and reports; and insurance and investment company programs, plans and products; (b) all property owned, licensed and/or developed by or for the parties, their Subsidiaries or Affiliates or their respective clients and not readily available to the public, such as computer systems, programs, software and devices, plus information about the design, methodology and documentation therefore (c) information, materials, products or any other tangible or intangible assets in the possession or the control of the parties or their Subsidiaries or Affiliates which is proprietary to, or confidential to or about, any other person or entity; (d) proprietary or confidential information obtained from persons or entities conducting business with the parties or their Subsidiaries or Affiliates in any capacity; and (e) records and repositories of all of the foregoing, in whatever form maintained.

                               (AXA RE LIFE LOGO)

The following shall not limit the generality of the foregoing: (a) Confidential Information of AXA Re shall include, without limitation, all information with respect to AXA Re's program for reinsuring variable annuities and/or variable life insurance, any actuarial, pricing and financial information provided by AXA Re or its Affiliated companies to the Company, and all information conveyed orally or by any other means by AXA Re or its Affiliated companies to the Company, with respect to reinsurance of variable annuities and/or variable life insurance; and (b) Confidential Information of the Company shall include, without limitation, all information with respect to its variable annuity and/or variable life contract, any actuarial, pricing and financial information provided by the Company or its Affiliated companies to AXA Re, the Company annuity pricing model, and all information conveyed orally or by any other means by the Company or its Affiliated companies to AXA Re. with respect to Company variable annuity and/or variable life insurance programs.

Failure to mark any material or information "Confidential" shall not affect the confidential nature therefore.

The restrictions against disclosing and disseminating the Confidential Information shall not apply to:

     i. general skills and experience gained by employees of either party, their Subsidiaries or their Affiliates: or

     ii. information known by the receiving party prior to disclosure under this Agreement; or

     iii. information disclosed to the receiving party by a third party who was not under an obligation of confidentiality to the disclosing party; or

     iv. information which is publicly available or generally known within the insurance or data processing industries; or

     v. information which is independently developed by the receiving party prior to, concurrent with or subsequent to the disclosing party's disclosure without any wrongful act or breach of this Agreement by the receiving party; or

     vi. information which becomes available to one party, its Subsidiaries, its Affiliates or its representatives on a non-confidential basis from sources other than the other party or its Subsidiaries. Affiliates or representatives, provided that the recipient of such information does not know or have reason to know that such sources are prohibited by contractual, legal or fiduciary obligation from transmitting the information.

The foregoing notwithstanding, nothing in this Agreement shall be construed to prohibit the disclosure of Confidential Information in accordance with the terms of a court order. In the event one of the parties becomes legally compelled to disclose the Confidential Information of the other, the party being compelled shall provide prompt and reasonable notice to the other party, so that the other party may seek a protective order an appeal, or other appropriate remedy.

                               (AXA RE LIFE LOGO)

BREACH

The parties hereto recognize that the unauthorized disclosure duplication, reproduction or use of the Confidential Information would cause irreparable harm to the disclosing party and that monetary damages will be inadequate to compensate the disclosing party for such breach. For that reason, the parties hereto shall be entitled to seek, in any court of competent jurisdiction, injunctive relief including a preliminary injunction and an order of seizure and impounament under Section 503 of the Copyright Act and the receiving party will not object to the entry of an injunction or other equitable relief against it on the basis of an adequate remedy at law or other reason. Such relief shall be cumulative and in addition to whatever other remedies the disclosing party may have.

MISCELLANEOUS

(a) No waiver of any provision of this Agreement shall be effective unless contained in a writing executed by the party against whom enforcement thereof is sought. A waiver of any specific term hereof shall not be deemed to constitute a waiver of any other term hereof, nor shall a waiver on any one or more occasions be deemed to imply or constitute a waiver of the same of any other term on any other occasion.

(b) If any part of this Agreement shall be held to be void or unenforceable, such part shall be treated as severable, leaving valid the remainder of the Agreement.

(c) This Agreement shall be construed in accordance with the laws of the State of Delaware

(d) Anything in this Agreement to the contrary notwithstanding, nothing herein shall be construed as a commitment by either party to enter into a Reinsurance Agreement or to engage in anything beyond having initial discussions and exchanging information which may lead to a formal request for a reinsurance proposal and subsequent preparation thereof

(e) Each of the parties shall cause its respective Subsidiaries and Affiliates to abide by the terms of this Agreement, and in the event of a violation of this Agreement by their respective Subsidiaries or Affiliates, shall be liable hereunder to the same extent as if, themselves, had committed such violation.

(f)  For purposes of this Agreement:

     (i) "Affiliate" shall mean a person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with another person or beneficially owns or has the power to vote or direct the vote of twenty-five percent (25%) or more of any class of voting stock (or of any form of voting equity interest in the case of a person that is not a corporation) of such other person. For purposes of this definition, "control", including the terms "controlling" and "controlled", means the power to direct or cause the direction of the management and policies of a person, directly or indirectly, whether

                               (AXA RE LIFE LOGO)

          through the ownership of securities or partnership or other ownership interests, by contract or otherwise.

     (ii) "Subsidiary" of a person means any person with respect to whom such specified person, directly or indirectly, beneficially owns fifty percent (50%) or more of the equity interests in, or holds the voting control of fifty percent (50%) to more of the equity interests in, such person.

(g) Upon the written request of AXA Re at any time, the Company will return to AXA Re all AXA Re Confidential Information, provided that if AXA Re enters into a reinsurance agreement with the Company, that the Company shall be entitled to retain AXA Re Confidential Information required by the Company in order to fulfill its obligations under the reinsurance agreement (but that any such Confidential Information shall not be used for any other purpose).

(h) Upon the written request of the Company at any time. AXA Re will return to the Company all Company Confidential Information, provided that if AXA Re enters into a reinsurance agreement with the Company, that AXA Re shall be entitled to retain Company Confidential Information required by AXA Re in order to fulfill its obligations under the reinsurance agreement (but that any such Confidential Information shall not be used for any other purpose).

(i) Nothing in this agreement shall prevent the Company and AXA Re from developing reinsurance products, or limit their respective rights to develop reinsurance products, provided the Company does not use AXA Re Confidential Information and AXA Re does not use Company Confidential Information in connection with the development of such products.

COMMENCEMENT AND TERMINATION OF AGREEMENT

This Agreement is effective upon the date first written above. The obligations of each party set out in the preceding paragraphs above shall survive the termination of the Agreement.

Notwithstanding anything in this Agreement to the contrary, each party agrees that any agreement executed between them as a result of these discussions shall incorporate the confidentiality provisions contained herein, and this Agreement shall be deemed to continue in full force and effect during all terms of such subsequent agreement.

GENERAL PROVISIONS

This Agreement shall be governed by and construed, and the legal relations between the parties shall be determined, in accordance with the laws of the State of Delaware without giving effect to the principles of conflicts of laws. This Agreement supersedes all prior understandings and negotiations, oral and written, and constitutes the entire understanding between the parties on this subject. This Agreement and any of the rights or obligations hereunder are not assignable without AXA Re's prior written permission.

                               (AXA RE LIFE LOGO)

No waiver, modification, or amendment to the Agreement shall be binding upon the parties unless it is in writing signed by an Authorized Representative of the party against whom enforcement is sought

IN WITNESS THEREOF, the parties by their duly Authorized Representatives have caused this Agreement to be executed as of the date first written above.

AXA RE LIFE INSURANCE COMPANY          THE MANUFACTURERS LIFE INSURANCE
                                       COMPANY OF NORTH  AMERICA


By: /s/ Michael Sakoulas               By: /s/ Dana Tatro
    -------------------------------        -----------------------------------
    Michael Sakoulas                       Dana Tatro
Title: Vice President,                 Title: Senior Actuarial Associate
       Reinsurance Solutions
Date: 1 December, 1998                 Date: 1 December, 1998

                                    EXHIBIT V

                              WIRING INSTRUCTIONS

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY'S TECHNICAL ACCOUNT

Account held at:   Chase Manhattan Bank, N.A.
                   New York, NY   10019

Account Number:    ABA# 021000021

                   Account # 323-095569

                   Premium & Loss Account

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA'S ACCOUNT

Account held at:   State Street Bank and Trust Co.
                   Boston, MA

Account Number:    ABA# 011000028

                   Account # 50814086

                   MNA Transfer Account

Manufacturers Life of N.A., Agreement No. 2001-48 (GMIB)
Effective July 1, 2001

                                AMENDMENT NO. 1

                          To the Reinsurance Agreement

                                    Between

           The Manufacturers Life Insurance Company of North America

                                      And

                AXA Corporate Solutions Life Reinsurance Company
                            (Agreement No. 2001-48)

WHEREAS, The Manufacturers Life Insurance Company of North America merged with its affiliate. The Manufacturers Life Insurance Company (U.S.A.) ("Manulife USA"):

NOW THEREFORE, in consideration of the mutual agreements, promises and covenants provided herein, the parties agree as follows:

Except as hereinafter specified, all terms and conditions of the Reinsurance Agreement effective the 1st day of July, 2001, amendments and addenda attached thereto, shall apply, and this Amendment is to be attached to and made a part of the aforesaid Agreement.

All references to "The Manufacturers Life Insurance Company of North America" or "the Ceding Company" shall be changed to or shall refer to Manulife USA.


This Amendment shall be effective January 1, 2002.

Reinsurance in force hereunder will continue to be governed by the terms and conditions of the Agreement until the termination or expiry of each reinsurance cession.

IN WITNESS WHEREOF, The Manufacturers Life Insurance Company of North America and AXA have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers.

The Manufacturers Life Insurance Company of North America


By: /s/ illegible                      Attest: /s/ illegible
    --------------------------------           ---------------------------------
Title: VP-President                    Title: AVP & Pricing Officer
Date: 4/24/2002                        Date: 4/24/2002


THE MANUFACTURERS LIFE INSURANCE
COMPANY OF NORTH AMERICA                  AXA
AMENDMENT PREPARED: APRIL 9, 2002

AXA Corporate Solutions Life Reinsurance Company


By: /s/ illegible                      Attest: /s/ illegible
    --------------------------------           ---------------------------------
Title: President & illegible           Title: Assistant VP
Date: 03 May 2002                      Date: 03 May 2002


The Manufacturers Life Insurance
Company of North America                   AXA
Amendment prepared: April 9, 2002

                                AMENDMENT NO. 2 TO

         AUTOMATIC REINSURANCE AGREEMENT NO. 2001-48, Dated July 1, 2001

                                     between

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                                (CEDING COMPANY)

                                       and

                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
                                   (REINSURER)

Effective May 13, 2002, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

      Venture and Venture III Class B shares are hereby added as covered products under the terms of this Agreement. Class A shares currently reinsured hereunder, will generally no longer be available for new business, although occasional sales may still occur. Reinsurance premiums effective as of the date of this amendment shall apply to both Class A and Class B contracts sold hereafter. ARTICLE V, REINSURANCE PREMIUMS, is hereby replaced by the attached revised Article V to set forth the revised reinsurance premiums.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

THE MANUFACTURERS LIFE INSURANCE COMPANY [U.S.A.]


By: /s/ David Libbey                                Date: June 5, 2002
    -------------------------------------------
    David Libbey, Vice President and CFO


Attest: /s/ Robert Leach
        ---------------------------------------
        Robert Leach, Vice  President


AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY


By: /s/ Michael W. Pado                             Date: May 28, 2002
    -------------------------------------------
    Michael W. Pado, President


By: /s/ Dina Greenbaum
    -------------------------------------------
    Dina Greenbaum, Assistant Vice President


Attest: /s/ Julia Cornely
        ---------------------------------------
        Julia Cornely, Assistant Vice President

Manufacturers Life (U.S.A.), Agreement No. 2001-48 (GMDB),
Effective July 1, 2001
Amendment 2, Effective May 13, 2002

                                    ARTICLE V

                              REINSURANCE PREMIUMS

A. The Reinsurance Premium is an asset-based reinsurance premium applied to the average aggregate IBB value for the reporting period multiplied by the REINSURER's Quota Share Percentage. The reporting period is monthly,

B. The annualized reinsurance premiums are shown below and are expressed In terms of basis points. They shall be applied on a monthly basis by utilizing one-twelfth (1/12th) of the annualized rates.

                            Issue   Reinsurance Premium   Guaranteed Maximum
     Income Program          Ages      (Basis Points)        (Basis Points)
------------------------    -----   --------------------   ------------------
Effective July 1, 2001
   through May 12, 2002:
Income Program Rider         0-75           [*]                   [*]
income Program Rider        76-85           [*]                   [*]

Effective May 13, 2002:
Income program Rider         0-75           [*]                   [*]
Income Program Rider        76-85           [*]                   [*]

      The Current reinsurance premium rate shall be in effect for a minimum of fifteen (15) years from the EFFECTIVE DATE of this Agreement. Thereafter, the reinsurance premium may be increased based on expected experience but not beyond the stated guaranteed maximum rates shown.

C. The total Reinsurance Premium due and payable in the first month shall at least equal [*] for this Agreement, the complementary GMDB Agreement No. 2001-47. Agreement No. 2000-14. Agreement No. 2001-41 and Agreement No. 2001-14NY, combined. Thereafter, the minimum reinsurance premium that is due and payable shall Increase by [*] for each month after the first month until it reaches [*], for the combined agreements, six months after the EFFECTIVE DATE. The total reinsurance premium that is due and payable for the combined agreements in any month thereafter shall at least equal [*].

D. The reinsurance rates and the premium structure described above are subject to change based on the criteria described in Article XV. Contract and Program Changes.

Manufacturers Life (U.S.A.), Agreement No. 2001-48 (GMDB),
Effective  July 1, 2001
Amendment 2, Effective May 13, 2002

                               AMENDMENT NO. 3 TO

         AUTOMATIC REINSURANCE AGREEMENT NO. 2001-48, DATED JULY 1, 2001

                                     between

               THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                                (CEDING COMPANY)

                                       and

                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
                                   REINSURER

Effective July 1, 2002, This Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

      As result of the attainment of [*] in new considerations, and as provided in Article XX, the CEDING COMPANY and the REINSURER hereby agree to terminate this Agreement for new business as of the effective date of this Amendment. The required ninety-(90) day written notification period is hereby waived.

      Policies issued through June 30, 2002 shall be reinsured hereunder regardless of any amounts that may exceed the new considerations limit referenced above.

      Policies issued on or after July 1, 2002 shall not be reinsured hereunder.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)


By: /s/ David W. Libbey                                 Date: 8/15/02
    --------------------------------------------
    David W. Libbey, Vice President and CFO


Attest: /s/ Robert K. Leach
        ----------------------------------------
        Robert K. Leach, Vice President


AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY


By: /s/ Michael W. Pado                                  Date: 12 August 2002
    --------------------------------------------
    Michael W. Pado, President


By: /s/ Michael Sakoulas
    --------------------------------------------
    Michael Sakoulas, Senior Vice President


Attest:  /s/ Julia Cornely
         ---------------------------------------
         Julia Cornely, Assistant Vice President

Manufacturers Life (U.S.A.), Agreement No. 2001-48 (GMDB),
Effective July 1, 2001
Amendment 3, Effective July 1, 2002

                               AMENDMENT NO. 4 TO

         AUTOMATIC REINSURANCE AGREEMENT No. 2001-48, DATED JULY 1, 2001

                                     between

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                                (CEDING COMPANY)

                                       and

                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
                                   REINSURER

Effective as noted below, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement It is mutually agreed that:

      SCHEDULE B, INVESTMENT FUNDS, is hereby replaced by the attached revised Schedule B, to document revisions to the fund offerings as of the dates shown.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)


BY: /s/ David W. Libbey                                  Date: 12/20/02
    --------------------------------------------
    David W. Libbey, Vice President and CFO


ATTEST: /s/ Robert K. Leach
        ----------------------------------------
        Robert K. Leach, Vice President


AXA CORPORATE  SOLUTIONS LIFE REINSURANCE COMPANY


By: /s/ Michael W. Pado                                 Date: 12/18/02
    --------------------------------------------
    Michael W. Pado, President


By: /s/ Josee Deroy
    --------------------------------------------
    Josee Deroy, Vice President


Attest: /s/ Julia Cornely
        ----------------------------------------
        Julia Cornely, Assistant Vice President

Manufacturers Life (U.S.A.), Agreement No. 2001-48 (GMIB),
Effective July 1, 2001
Amendment 4

                                   SCHEDULE B

                                INVESTMENT FUNDS

                                 VARIABLE FUNDS

AIM
All Cap Growth Trust
Aggressive Growth Trust

CGTC
Diversified Bond Trust
Income & Value Trust
US Large Cap Value Trust
Small Company Blend  Trust

Cohen & Steers (replaced by DeAM as of November 25, 2002)
Real Estate Securities (see DeAM)

Davis Selected
Financial Services
Fundamental Value

Deutsche Asset Management Investment Services Ltd., "DeAM" (added as of
   November 25, 2002)
All Cap Core Trust
Dynamic  Growth Trust
International Stock Trust
Real Estate Securities Trust

Dreyfus
AII Cap Value Trust

Fidelity
Large Cap Growth Trust
Overseas Trust
Strategic Opportunities Trust

Founders
International Small Cap Trust

Franklin
Emerging Small Company Trust

Investco
Telecommunications Trust
Mid Cap Growth Trust

Janus (replaced by DeAM as of November 25, 2002)
Dynamic Growth Trust (see DeAM)

Jennison
Capital Appreciation Trust

Lord Abbett
Mid Cap Value Trust

Manufacturers Advisor Corporation
Pacific Rim Emerging Markets Trust
Money Market Trust
Quantitative Equity Trust
Balanced Trust
Quantitative Mid Cap Trust
Lifestyle Conservative 280 Trust
Lifestyle Moderate 460 Trust
Lifestyle Balanced 640 Trust
Lifestyle Growth 820 Trust
Lifestyle Aggressive 1000 Trust
International Index Trust
Total Stock Market Index Trust
500 Index Trust
Mid Cap Index Trust
Small Cap Index Trust

Merrill Lynch
ML Basic Value Focus Trust
ML Special Value Focus Trust
ML Developing Capital Markets Trust

MFS
Strategic Growth Trust
Capital Opportunities Trust
Utilities Trust

Miller Ander, Sher,
Value Trust
High Yield Trust

Brinson
Tactical Allocation Trust

Munder
International Technologies

PIMCO
Global Bond Trust
Total Return Trust

Putnam
Global Eqiuity
Mid Cap Opportunities

Rowe Price - Flam, (replaced by DeAM as of November 25, 2002)

International Stock Trust (see DeAM)

Salomon
US Government Securities Trust
Strategic Bond Trust

SGAM
Principal Protection Trust A (added October 21, 2002)

SsgA (replaced by DeAM as of November 25, 2002)
Growth Trust (name changed to All Cap Core Trust - see DeAM)

T. Rowe Price
Equity Income Trust
Blue Chip Growth Trust
Science & Technology Trust
Small Company Value Trust
Health Sciences Trust

Templeton
International Value Trust

Wellington
Growth & Income Trust
Investment Quality Bond Trust
Mid Cap Stock Trust

                                  FIXED FUNDS

One Year
DCA Twelve Month
DCA Six Month

Manufacturers Life (U.S.A.), Agreement No. 2001-48 (GMIB),
Effective July 1, 2001
Amendment 4

                               AMENDMENT NO. 5 TO

         AUTOMATIC REINSURANCE AGREEMENT NO. 2001-48, DATED JULY 1, 2001

                                     between

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                                (CEDING COMPANY)

                                       and

                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
                                   (REINSURER)

Effective as noted below, this Amendment is hereby attached to and becomes a part of the above described Reinsurance Agreement. It is mutually agreed that:

      SCHEDULE B, INVESTMENT FUNDS, is hereby replaced by the attached revised Schedule B, to document revisions and additions to the fund offerings as of the dates shown.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than us set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)


By:     /s/  David W. Libbey                                Date: 6/26/03
        -----------------------------------------------
        David W. Libbey, Vice President and CFO


Attest: /s/ Robert K. Leach
        -----------------------------------------------
        Robert K. Leach, Vice President


AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY


By:     /s/ Michael S. Sakoulas                             Date: 2 June 2003
        -----------------------------------------------
        Michael S. Sakoulas, Senior Vice President


By:     /s/ Josee Deroy
        -----------------------------------------------
        Josee Deroy, Vice President


Attest: /s/ Julia Cornely
        -----------------------------------------------
        Julia Cornely, Assistant Vice President

Manufacturers Life (U.S.A.), Agreement No. 2001-48 (GMIB),
Effective July 1, 2001
Amendment 5

                                   SCHEDULE B

                                INVESTMENT FUNDS

                                 VARIABLE FUNDS

American Funds
Growth Trust (added May 5, 2003)
International Trust (added May 5, 2003)
Growth Income Trust (added May 5, 2003)
Blue Chip Income & Growth Trust (added May 5, 2003)

AIM Capital Management, Inc.
All Cap Growth Trust
Aggresive Growth Trust
Mid Cap Core (added May 5, 2003)

Capital Guardian Trust Company("CGTC")
Diversified Bond Trust
Income & Value Trust
US Large Cap Trust (Income changed May 1, 2003; formely US Large Cap Value) Small Company Blend Trust

Davis Advisors
Financial Services Trust
Fundamental Value Trust

Deutsche Asset Management Investment Services Ltd., "DeAM" (added November
   25, 2002)
All Cap Core Trust
Dynamic Growth Trust
International Stock Trust
Real Estate Securities Trust

Fidelity Management & Research Company ("FMR")
Large Cap Growth Trust
Overseas Trust
Strategic Opportunities Trust

Franklin Advisers, Inc.
Emerging Small Company Trust

Jennison Associates LLC
Capital Appreciation Trust

Lord, Abbett & Co. LLC
Mid Cap Value Trust
All Cap Value Trust (fund manager changed May 1, 2003; formely managed by
   Dreyfus)

MFC Global Investment Management (formely known as Manufacturers Advisor
   Corporation)
Pacific Rim Emerging Markets Trust
Money Market Trust
Quantitative Equity Trust
Balanced Trust
Quantitative Mid Cap Trust
Lifestyle Conservative 280 Trust
Lifestyle Moderate 460 Trust
Lifestyle Balanced 640 Trust
Lifestyle Growth 280 Trust
Lifestyle Aggressive 1000 Trust
International Index Trust
Total Stock Market Index Trust
500 Index Trust

Manufacturers Life (U.S.A.), Agreement No. 2001-48 (GMIB),
Effective July 1, 2001
Amendment 5

                                   SCHEDULE B

                                INVESTMENT FUNDS

                                 VARIABLE FUNDS

Mid Cap Index Trust
Small Cap Index Trust
Quantitative All Cap (added May 5, 2003)
Emerging Growth (added May 5, 2003)

Merrill Lynch (closed to new business as of February 1, 2002)
ML Basic Value Focus Trust
ML Special Value Focus Trust
ML Developing Capital Markets Trust

Massachusets Financial Services Company ("MFS")
Strategic Growth Trust
Strategic Value (name changed May 1, 2003: formerly Capital Opportunities Trust) Utilities Trust

Mercury Advisors
Large Cap Opportunities (added May 5, 2003)

Munder Capital Management
Small Cap Opportunities (added May 5, 2003)

Pacific Investment Management Company LLC ("PIMCO")
Global Bond Trust
Total Return Trust
Real Return Bond (added May 5, 2003)

Putnam Investment Management, LLC
Global Equity Trust

Salomon Brothers Asset Management Inc. ("SaBAM")
US Government Securities Trust
Strategic Bond Trust
High Yield Trust (fund manager changed May 1, 2003; formerly managed by Miller
   Ander, Sher,)
Special Value (added May 5, 2003)

SGAM
Principal Protection Trust A (added October 21, 2002)

T. Rowe Price
Equity-Income Trust
Blue Chip Growth Trust
Science &  Technology Trust
Small Company Value Trust
Health Sciences Trust

Templeton Investment  Counsel, LLC
International Value Trust
International Small Cap Trust (fund manager changed May 1, 2003; formerly managed by Founders)

UBS Global Asset Management (name changed; formerly Brinson)
Global Allocation trust (name changed May 1, 2003; formerly Tactical
   Allocation Trust)

Van Kampen Investments
Value Trust (fund manager changed May 1, 2003; formerly managed by Miller Ander.
   Sher.)

Manufacturers Life (U.S.A.), Agreement No. 2001-48 (GMIB),
Effective July 1, 2001
Amendment 5

                                   SCHEDULE B

                                INVESTMENT FUNDS

                                 VARIABLE FUNDS

Wellington Management Company, LLP
Growth & Income Trust
Investment Quality Bond Trust
Mid Cap Stock Trust
Natural Resources (added May 5, 2003)

                                  FIXED FUNDS

One Year
DCA Twelve Month
DCA Six Month

                          SECTION OF HISTORICAL CHANGES

Cohen & Steers (replaced by DeAM November 25, 2002)
Real Estate Securities (see DeAM)

Investco
Telecommunications Trust (merged into Science & Technology Trust May 2, 2003 -
   See T. Rowe Price)
Mid Cap Growth Trust (merged into Dynamic Growth Trust May 2, 2003 - See DeAM)

Janus (replaced by DeAM November 25, 2002)
Dynamic Growth Trust (see DeAM)

Rowe Price - Flem. (replaced by DeAM November 25, 2002)
International Stock Trust (see DeAM)

SSgA (replaced by DeAM November 25, 2002)
Growth Trust (name changed to All Cap Core Trust - see DeAM)

Internet Technologies managed by Munder (merged into Science & Technology Trust
   May 2, 2003 - See T. Rowe Price)

Mid Cap Opportunities managed by Putnam (merged into Dynamic Growth Trust May 2,
   2003 - See DeAM)

Manufacturers Life (U.S.A.), Agreement No. 2001-48 (GMIB),
Effective July 1, 2001
Amendment 5

                             AMENDMENT No. 6 to

         AUTOMATIC REINSURANCE AGREEMENT No. 2001-48, DATED JULY 1, 2001

                                     between

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                                (CEDING COMPANY)

                                       and

                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
                                   (REINSURER)

Effective August 4, 2003, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

      SCHEDULE B, INVESTMENT FUNDS, is hereby replaced by the attached revised Schedule B, to document revisions and additions to the fund offerings as of the dates shown.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)


By: /s/ David W. Libbey                                 Date: 9/15/03
    --------------------------------------------
    David W. Libbey, Vice President and CFO


Attest: /s/ Robert K. Leach                                   9/15/03
        ----------------------------------------
        Robert K. Leach, Vice President


AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY


By: /s/ Michael S. Sakoulas                             Date: 20 August 2003
    --------------------------------------------
    Michael S. Sakoulas, Senior Vice President


By: /s/ Betsy A. Barhes
    --------------------------------------------
    Betsy A. Barhes, Assistant Vice President


Attest: /s/ Julia Cornely
        ----------------------------------------
        Julia Cornely, Assistant Vice President

Manufacturers Life (U.S.A.), Agreement No. 2001-48 (GMIB),
Effective July 1, 2001
Amendment 6, Effective August 4, 2003

                                   SCHEDULE B

                                INVESTMENT FUNDS

                                 VARIABLE FUNDS

American Funds
Growth Trust(added May 5, 2003)
International Trust (added May 5, 2003)
Growth-Income Trust (added May 5, 2003)
Blue Chip Income & Growth Trust (added May 5, 2003)

AIM Capital Management, Inc.
All Cap Growth Trust
Aggressive Growth Trust
Mid Cap Core Trust (added May 5, 2003)

Capital Guardian Trust Company ("CGTC")
Diversified Bond Trust
Income & Value Trust
US Large Cap Trust (name changed May 1, 2003; formerly US Large Cap Value) Small Company Blend Trust

Davis Advisors
Financial Services Trust
Fundamental Value Trust

Deutsche Asset Management Investment Services Ltd., "DeAM" (added November 25,
   2002)
All Cap Core Trust
Dynamic Growth Trust
International Stock Trust
Real Estate Securities  Trust

Fidelity Management & Research Company ("FMR")
Large Cap Growth Trust
Overseas Trust
Strategic Opportunities Trust

Franklin Advisers, Inc.
Emerging Small Company Trust

Great Companies
America Trust - Series II (added August 4, 2003)

Jennison Associates LLC
Capital Appreciation Trust

Lord, Abbett & Co. LLC
Mid Cap Value Trust
All Cap Value Trust (fund manager changed May 1, 2003; formerly managed by
   Dreyfus)

MFC Global Investment Management (formerly known as Manufacturers Advisor
   Corporation)
Pacific Rim Emerging Markets Trust
Money Market Trust
Quantitative Equity Trust
Balanced Trust
Quantitative Mid Cap Trust
Lifestyle Conservative 280 Trust
Lifestyle Moderate 460 Trust
Lifestyle Balanced 640 Trust
Lifestyle Growth 820 Trust
Lifestyle Aggressive 1000 Trust

Manufacturers Life (U.S.A.), Agreement No. 2001-48 (GMIB),
Effective July 1, 2001
Amendment 6, Effective August 4, 2003

                                   SCHEDULE B

                                INVESTMENT FUNDS

                                 VARIABLE FUNDS



International Index Trust
Total Stock Market Index Trust
500 Index Trust
Mid Cap Index Trust
Small Cap Index Trust
Quantitative All Cap Trust (added May 5, 2003)
Emerging Growth Trust (added May 5, 2003)

Merrill Lynch (closed to new business as of February 1, 2002)
ML Basic Value Focus Trust
ML Special Value Focus Trust
ML Developing Capital Markets Trust

Massachusetts Financial Services Company ("MFS")
Strategic Growth Trust
Strategic Value Trust (name changed May 1, 2003; formerly Capital Opportunities
   Trust)
Utilities Trust

Mercury Advisors
Large Cap Value Trust (added May 5, 2003)

Munder Capital Management
Small Cap Opportunities Trust (added May 5, 2003)

Pacific Investment Management Company LLC ("PIMCO")
Global Bond Trust
Total Return Trust
Real Return Bond Trust (added May 5, 2003)

Putnam Investment Management, LLC
Global Equity Trust

Salomon Brothers Asset Management Inc. ("SaBAM")
US Government Securities Trust
Strategic Bond Trust
High Yield Trust (fund manager changed May 1, 2003; formerly managed by Miller Ander. Sher.)
Special Value Trust (added May 5, 2003)

SGAM
Principal Protection Trust A (added October 21, 2002)

T. Rowe Price
Equity Income Trust
Blue Chip Growth Trust
Science & Technology Trust
Small Company Value Trust
Health Sciences Trust

Templeton Investment Counsel, LLC
International Value Trust
International Small Cap Trust (fund manager changed May 1, 2003; formerly managed by Founders)

UBS Global Asset Management (name changed; formerly Brinson)
Global Allocation Trust (name changed May 1, 2003; formerly Tactical Allocation
   Trust)

Van Kampen Investments
Value Trust (fund manager changed May 1, 2003; formerly managed by Miller
   Ander. Sher.)

Manufacturers Life (U.S.A.), Agreement No. 2001-48 (GMIB),
Effective July 1, 2001
Amendment 6, Effective August 4, 2003

                                   SCHEDULE B

                                INVESTMENT FUNDS

                                 VARIABLE FUNDS

Wellington Management Company, LLP
Growth & Income Trust
Investment Quality Bond Trust
Mid Cap Stock Trust
Natural Resources Trust (added May 5, 2003)

                                   FIXED FUNDS

One Year
DCA Twelve Month
DCA Six Month

                          SECTION OF HISTORICAL CHANGES

Cohen & Steers (replaced by DeAM November 25, 2002)
Real Estate Securities (see DeAM)

Investco
Telecommunications Trust (merged into Science & Technology Trust May 2, 2003 -
   See T. Rowe Price)
Mid Cap Growth Trust (merged into Dynamic Growth Trust May 2, 2003- See DeAM)

Janus (replaced by DeAM November 25, 2002)
Dynamic Growth Trust (see DeAM)

Rowe Price - Flem, (replaced by DeAM  November 25, 2002)
International Stock Trust (see DeAM)

SsgA (replaced by DeAM November 25, 2002)
Growth Trust (name changed to All Cap Core Trust - see DeAM)

Internet Technologies managed by Munder (merged into Science & Technology Trust
   May 2, 2003 - See T. Rowe Price)

Mid Cap Opportunities managed by Putnam (merged into Dynamic Growth Trust May 2,
   2003 - See DeAM)

Manufacturers Life (U.S.A.), Agreement No. 2001-48 (GMIB),
Effective July 1, 2001
Amendment 6, Effective August 4, 2003

                               AMENDMENT No. 7 TO

         AUTOMATIC REINSURANCE AGREEMENT No. 2001-48, DATED JULY 1, 2001

                                     between

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                                (CEDING COMPANY)

                                       and

                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
                                   (REINSURER)

Effective as shown below, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

      SCHEDULE B, INVESTMENT FUNDS, is hereby replaced by the attached revised Schedule B, to document revisions and additions to the fund offerings as of the dates shown.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)


By: /s/ David W. Libbey                                 Date: 6/07/2004
    --------------------------------------------
    David W. Libbey, Vice President and CFO


Attest: /s/ Robert K. Leach                                   6/7/04
        ----------------------------------------
        Robert K. Leach, Vice President


AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY


By: /s/ Michael S. Sakoulas                             Date: 13 May 2004
    --------------------------------------------
    Michael S. Sakoulas, Senior Vice President


By: /s/ Betsy A. Barnes
    --------------------------------------------
    Betsy A. Barnes, Assistant Vice President


Attest: /s/ Julia Cornely
        ----------------------------------------
        Julia Cornely, Assistant Vice President

Manufacturers Life (U.S.A.), Agreement No. 2001-48 (GMIB),
Effective July 1, 2001
Amendment 7

                                   SCHEDULE B

                                INVESTMENT FUNDS

                                 VARIABLE FUNDS

American Century Investment Management, Inc.
Small Company Trust (added May 3, 2004)

American Funds
Growth Trust (added May 5, 2003)
International Trust (added May 5, 2003)
Growth-Income Trust (added May 5, 2003)
Blue Chip Income & Growth Trust (added May 5, 2003)

AIM Capital Management, Inc.
All Cap Growth Trust
Aggressive Growth Trust
Mid Cap Core Trust  (added May 5, 2003)

Capital Guardian Trust Company ("CGTC")
Diversified Bond Trust
Income & Value Trust
US Large Cap Trust (name changed May 1, 2003; formerly US Large Cap Value) Small Company Blend Trust

Davis Advisors
Financial Services Trust
Fundamental Value Trust

Deutsche Asset Management Investment Services Ltd., "DeAM" (added November 25,
   2002)
All Cap Core Trust
Dynamic Growth Trust
International Stock Trust
Real Estate Securities  Trust

Fidelity Management & Research Company ("FMR")
Large Cap Growth Trust
Overseas Trust
Strategic Opportunities Trust

Franklin Advisers, Inc.
Emerging Small Company Trust

Great Companies
America Trust - Series II (closed to new money and transfers May 3, 2004; added August 4, 2003)

Jennison Associates LLC
Capital Appreciation Trust

John Hancock Advisers, LLC
Strategic Income Trust (added May 3, 2004)

Legg Mason Funds Management, Inc.
Core Equity Trust (added May 3, 2004)

Lord, Abbett & Co. LLC
Mid Cap Value Trust
All Cap Value Trust (fund manager changed May 1, 2003; formerly managed by
   Dreyfus)

Manufacturers Life (U.S.A.), Agreement No. 2001-48 (GMIB), Effective
July 1, 2001
Amendment 7

                                   SCHEDULE B

                                INVESTMENT FUNDS

                                 VARIABLE FUNDS

MFC Global Investment Management (formerly known as Manufacturers Advisor
   Corporation)
Pacific Rim Trust (name changed May 3, 2004; formerly Pacific Rim Emerging
   Markets Trust)
Money Market Trust
Quantitative Mid Cap Trust
Lifestyle Conservative 280 Trust
Lifestyle Moderate 460 Trust
Lifestyle Balanced 640 Trust
Lifestyle Growth 820 Trust
Lifestyle Aggressive 1000 Trust
International Index Trust (closed to new money and transfers May 3, 2004) Total Stock Market Index Trust
500 Index Trust
Mid Cap Index Trust
Small Cap Index Trust
Quantitative All Cap Trust (added May 5, 2003)
Quantitative Value Trust (added May 3, 2004)
Emerging Growth Trust (added May 5, 2003)

Merrill Lynch (closed to new business as of February 1, 2002)
ML Basic Value Focus Trust
ML Special Value Focus Trust
ML Developing Capital Markets Trust

Massachusetts Financial Services Company ("MFS")
Strategic Growth Trust
Strategic Value Trust (name changed May 1, 2003; formerly Capital Opportunities
   Trust)
Utilities Trust

Mercury Advisors
Large Cap Value Trust (added May 5, 2003)

Munder Capital Management
Small Cap Opportunities Trust (added May 5, 2003)

Pacific Investment Management Company LLC ("PIMCO")
Global Bond Trust
PIMCO VIT All Asset Portfolio (added May 3, 2004)
Total Return Trust
Real Return Bond Trust (added May 5, 2003)

Pzena Investment Management, LLC
Classic Value Trust (added May 3, 2004)

Salomon Brothers Asset Management Inc. ("SaBAM")
US Government Securities Trust
Strategic Bond Trust
High Yield Trust (fund manager changed May 1, 2003; formerly managed by
   Miller Ander. Sher.)
Special Value Trust (added May 5, 2003)

SGAM
Principal Protection Trust A (added October 21, 2002)

State Street Global Advisers ("SsgA")
John Hancock VST International Index (added May 3, 2004)

Manufacturers Life (U.S.A.), Agreement No. 2001-48 (GMIB),
   Effective July 1, 2001
Amendment 7

                                   SCHEDULE B

                                INVESTMENT FUNDS

                                 VARIABLE FUNDS

Sustainable Growth Advisers, LP
U.S. Global Leaders Growth Trust (added May 3, 2004)

T. Rowe Price
Equity-Income Trust
Blue Chip Growth Trust
Science & Technology Trust
Small Company Value Trust
Health Sciences Trust

Templeton Global Advisors Limited
Global Trust (name changed May 3, 2004; formerly Global Equity; fund manager changed December 9, 2003; formerly managed by Putnam Investment Management)

Templeton Investment Counsel, LLC
International Value Trust
International Small Cap Trust (fund manager changed May 1, 2003; formerly managed by Founders)

UBS Global Asset Management (name changed; formerly Brinson)
Global Allocation Trust (name changed May 1, 2003; formerly Tactical Allocation
   Trust)

Van Kampen Investments
Value Trust (fund manager changed May 1, 2003; formerly managed by Miller Ander.
   Sher.)

Wellington Management Company, LLP
Growth & Income Trust
Investment Quality Bond Trust
Mid Cap Stock Trust
Natural Resources Trust (added May 5, 2003)

                                   FIXED FUNDS

One Year
DCA Twelve Month
DCA Six Month

Additional Fixed Funds available to Venture contracts with a 7 year CDSC [since inception of the Agreement]
Three Year
Five Year
Seven Year

Manufacturers Life (U.S.A.), Agreement No. 2001-48 (GMIB),
   Effective July 1, 2001
Amendment 7

                                   SCHEDULE B

                                INVESTMENT FUNDS

                          SECTION OF HISTORICAL CHANGES

Cohan & Steers (replaced by DeAM November 25, 2002)
Real Estate Securities (see DeAM)

Investco
Telecommunications Trust (merged into Science & Technology Trust May 2, 2003 -
   See T. Rowe Price)
Mid Cap Growth Trust (merged into Dynamic Growth Trust May 2, 2003 - See DeAM)

Janus (replaced by DeAM November 25, 2002)
Dynamic Growth Trust (see DeAM)

MFC Global Investment Management
Balanced Trust (merged into Income & Value (Capital Guardian) May 3, 2004)
   Quantitative Equity Trust (merged into US Large Cap (Capital Guardian) May 3, 2004)

Rowe Price -- Flem. (replaced by DeAM November 25, 2002)
International Stock Trust (see DeAM)

SsgA (replaced by DeAM November 25, 2002)
Growth Trust (name changed to All Cap Core Trust - see DeAM)

Internet Technologies managed by Munder (merged into Science & Technology Trust May 2, 2003 - See T. Rowe Price)

Mid Cap Opportunities managed by Putnam (merged into Dynamic Growth Trust
   May 2, 2003 - See DeAM)

Manufacturers Life (U.S.A.), Agreement No. 2001-48 (GMIB),
   Effective July 1, 2001
Amendment 7

                               AMENDMENT NO. 8 TO

         AUTOMATIC REINSURANCE AGREEMENT No. 2001-48, DATED JULY 1, 2001

                                     between

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                                (CEDING COMPANY)

                                       and

                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
                                   (REINSURER)

Effective as shown below, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

      SCHEDULE B, INVESTMENT FUNDS, is hereby replaced by the attached revised Schedule B, to document revisions and additions to the fund offerings as of the dates shown.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)


By: /s/ Yiji S. Starr                                    Date: 11/4/05
    --------------------------------------------
    Yiji S. Starr, Vice President and CFO

Attest: /s/ illegible
        ----------------------------------------
        illegible, Vice President


AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY


By: /s/ Michael S. Sakoulas                             Date: 27 June 2005
    --------------------------------------------
    Michael S. Sakoulas, Senior Vice President


Attest: /s/ Julia Cornely
        ----------------------------------------
        Julia Cornely, Assistant Vice President

John Hancock Life (U.S.A.), Agreement No. 2001-48 (GMIB). Effective July 1, 2001 Amendment 8

                                   SCHEDULE B

                                INVESTMENT FUNDS

                                 VARIABLE FUNDS

American Century Investment Management, Inc.
Small Company Trust  (closed to new investors August 1, 2005; added May 3, 2004)

American Funds
Blue Chip Income & Growth Trust (added May 5, 2003)
Bond Trust (added August 1, 2005)
Growth Trust (added May 5, 2003)
Growth-Income Trust (added May 5, 2003)
International Trust (added May 5, 2003)

AIM Capital Management, Inc.
All Cap Growth Trust
Mid Cap Core Trust (added May 5, 2003)

Capital Guardian Trust Company ("CGTC")
Income & Value Trust
Overseas Equity Trust (added May 2, 2005)
US Large Cap Trust (name changed May 1, 2003; formerly US Large Cap Value)

Davis Advisors
Financial Services Trust
Fundamental Value Trust

Declaration Management and Research LLC and John Hancock Advisers, LLC Active Bond Trust (added May 2, 2005)

Deutsche Asset Management Investment Services Ltd., "DeAM" (added November 25,
   2002)
All Cap Core Trust
Dynamic Growth Trust
Real Estate Securities Trust

Fidelity Management & Research Company ("FMR")
Large Cap Growth Trust
Strategic Opportunities Trust

Franklin Advisers, Inc.
Emerging Small Company Trust

Grantham, Mayo, Van Otterloo & Co. LLC (GMO)
Growth & Income Trust (fund manager changed July 29, 2005, formerly managed by
   Wellington)
International Stock Trust (fund manager changed July 29, 2005, formerly managed by DeAM)

Independence Investment LLC
Small Cap Trust (added May 2, 2005)

Jennison Associates LLC
Capital Appreciation Trust

John Hancock Advisers, LLC
Strategic Income Trust (added May 3, 2004)

Legg Mason Funds Management, Inc.
Core Equity Trust (added May 3, 2004)

John Hancock Life (U.S.A.), Agreement No. 2001-48 (GMIB), Effective July 1, 2001 Amendment 8

                                   SCHEDULE B

                                INVESTMENT FUNDS

                                 VARIABLE FUNDS

Lord, Abbett & Co. LLC
Mid Cap Value Trust
All Cap Value Trust (fund manager changed May 1, 2003; formerly managed by
   Dreyfus)

MFC Global Investment Management (formerly known as Manufacturers Advisor
   Corporation)
500 Index Trust
Emerging Growth Trust (added May 5, 2003)
Lifestyle Aggressive 1000 Trust
Lifestyle Balanced 640 Trust
Lifestyle Conservative 280 Trust
Lifestyle Growth 820 Trust
Lifestyle Moderate 460 Trust
Mid Cap Index Trust
Money Market Trust
Pacific Rim Trust (name changed May 3, 2004; formerly Pacific Rim Emerging
   Markets Trust)
Quantitative All Cap Trust (added May 5, 2003)
Quantitative Mid Cap Trust
Quantitative Value Trust  (added May 3, 2004)
Small Cap Index Trust
Total Stock Market Index Trust

Marsico Capital Management, LLC
International Opportunities Trust (added May 2, 2005)

Massachusetts Financial Services Company ("MFS")
Strategic Value Trust (name changed May 1, 2003; formerly Capital Opportunities
   Trust)
Utilities Trust

Mercury Advisors
Large Cap Value Trust (added May 5, 2003)

Munder Capital Management
Small Cap Opportunities Trust (added May 5, 2003)

Pacific Investment Management Company LLC ("PIMCO")
Global Bond Trust
PIMCO VIT All Asset Portfolio (added May 3, 2004)
Real Return Bond Trust (added May 5, 2003)
Total Return Trust

Pzena Investment Management, LLC
Classic Value Trust (added May 3, 2004)

Salomon Brothers Asset Management Inc. ("SaBAM")
High Yield Trust (fund manager changed May 1, 2003; formerly managed by Miller
   Ander. Sher.)
Special Value Trust (added May 5, 2003)
Strategic Bond Trust
US Government Securities Trust

SGAM
Principal Protection Trust A (added October 21, 2002)

State Street Global Advisers ("SSgA")
International Equity Index Trust (added May 2, 2005)
John Hancock VST International Index (added May 3, 2004)

Sustainable Growth Advisers, LP
U.S. Global Leaders Growth Trust (added May 3, 2004)

John Hancock Life (U.S.A.), Agreement No. 2001-48 (GMIB), Effective July 1, 2001 Amendment 8

                                   SCHEDULE B

                                INVESTMENT FUNDS

                                 VARIABLE FUNDS

T. Rowe Price
Blue Chip Growth Trust
Equity-Income Trust
Health Sciences Trust
Mid Value Trust (added May 2, 2005)
Science & Technology Trust
Small Company Value Trust

Templeton Global Advisors Limited
Global Trust (name changed May 3, 2004; formerly Global Equity; fund manager changed December 9, 2003; formerly managed by Putnam Investment Management)

Templeton Investment Counsel, LLC
International Small Cap Trust (fund manager changed May 1, 2003; formerly managed by Founders)
International Value Trust

UBS Global Asset Management (name changed, formerly Brinson)
Global Allocation Trust (name changed May 1, 2003; formerly Tactical Allocation
   Trust)
Large Cap Trust (added May 2, 2005)

Van Kampen Investments
Value Trust (fund manager changed May 1, 2003; formerly managed by Miller
   Ander. Sher.)

Wellington Management Company, LLP
Investment Quality Bond Trust
Mid Cap Stock Trust
Natural Resources Trust (added May 5, 2003)
Small Cap Growth Trust (added May 2, 2005)
Small Cap Value Trust (added May 2, 2005)

Wells Capital Management, Inc.
Core Bond Trust (added May 2, 2005)
U.S. High Yield Bond Trust (added May 2, 2005)

                                   FIXED FUNDS

One Year
DCA Twelve Month
DCA Six Month

Additional Fixed Funds available to Venture contracts with a 7 year CDSC (since inception of the Agreement)
Three Year
Five Year
Seven Year

John Hancock Life (U.S.A.), Agreement No. 2001-48 (GMIB), Effective July 1, 2001 Amendment 8

                                   SCHEDULE B

                                INVESTMENT FUNDS

                          SECTION OF HISTORICAL CHANGES

AIM Capital Management, Inc.
Aggressive Growth Trust (merged April 29, 2005, into Mid Cap Stock Trust -
   Wellington)

Capital Guardian Trust Company ("CGTC")
Diversified Bond Trust (merged April 29, 2005, into Active Bond Trust -
   Declaration/John Hancock)
Small Company Blend Trust (merged April 29, 2005, into Small Cap Opportunities
   Trust - Munder)

Cohen & Steers (replaced by DeAM November 25, 2002)
Real Estate Securities (see DeAM)

Investco
Telecommunications Trust (merged into Science & Technology Trust May 2, 2003 -
   See T. Rowe Price)
Mid Cap Growth Trust (merged into Dynamic Growth Trust May 2, 2003 - See DeAM)

Fidelity Management & Research Company ("FMR")
Overseas Trust (merged April 29, 2005, into International Value Trust -
   Templeton)

Great Companies
America Trust - Series II (closed to new money and transfers May 3, 2004; added
   August 4, 2003)

Janus (replaced by DeAM November 25, 2002)
Dynamic Growth Trust (see DeAM)

Massachusetts Financial Services Company ("MFS")
Strategic Growth Trust  (merged April 29, 2005, into US Global Leaders Growth
   Trust - Sustainable Growth Advisors)

MFC Global Investment Management
Balanced Trust (merged into Income & Value (Capital Guardian) May 3, 2004) Quantitative Equity Trust (merged into US Large Cap (Capital Guardian) May 3,
   2004)
International Index Trust (closed to new money and transfers May 3, 2004)

Merrill Lynch  (closed to new business as of February 1, 2002)
ML Basic Value Focus Trust
ML Special Value Focus Trust
ML Developing Capital Markets Trust

Rowe Price -- Flem. (replaced by DeAM November 25, 2002)
International Stock Trust (see DeAM)

SsgA (replaced by DeAM November 25, 2002)
Growth Trust (name changed to All Cap Core Trust - see DeAM)

Internet Technologies managed by Munder (merged into Science & Technology Trust
   May 2, 2003 - See T. Rowe Price)

Mid Cap Opportunities managed by Putnam (merged into Dynamic Growth Trust May 2,
   2003 - See DeAM)

John Hancock Life (U.S.A.), Agreement No. 2001-48 (GMIB), Effective July 1, 2001
   Amendment 8

                               AMENDMENT NO. 9 TO

         AUTOMATIC REINSURANCE AGREEMENT NO. 2001-48, DATED JULY 1, 2001

                                     between

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                                (CEDING COMPANY)

                                       and

                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
                                   (REINSURER)

Effective as shown below, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

     SCHEDULE B, INVESTMENT FUNDS, is hereby replaced by the attached revised Schedule B, to document revisions and additions to the fund offerings as of the dates shown.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)


By: /s/ Yiji S. Starr                                   Date: 12/20/06
    --------------------------------------------
    Yiji S. Starr, Vice President and CFO


Attest: /s/ Anthony Teta
        ----------------------------------------
        Anthony Teta, Vice President


AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY


By: /s/ Keith E. Floman                                 Date: 11/6/2006
    --------------------------------------------
    Keith E. Floman, Vice President & Chief Actuary


Attest: /s/ Julia Cornely
        ----------------------------------------
        Julia Cornely, Assistant Vice President

John Hancock Life (U.S.A.), Agreement No. 2001-48 (GMIB), Effective July 1, 2001 Amendment 9

                                   SCHEDULE B

                                INVESTMENT FUNDS

                                 VARIABLE FUNDS

AIM Capital Management, Inc.
All Cap Growth Trust
Mid Cap Core Trust (added May 5, 2003)

American Century Investment Management, Inc.
Small Company Trust (closed to new investors August 1, 2005; added May 3, 2004)

American Funds
Blue Chip Income & Growth Trust (added May 5, 2003)
Bond Trust (added August 1, 2005)
Growth Trust (added May 5, 2003)
Growth-Income Trust (added May 5, 2003)
International Trust (added May 5, 2003)

Capital Guardian Trust Company ("CGTC")
Income & Value Trust
Overseas Equity Trust (added May 2, 2005)
US Large Cap Trust (name changed May 1, 2003; formerly US Large Cap Value)

Davis Advisors
Financial Services Trust
Fundamental Value Trust

Deutsche Asset Management Investment Services Ltd.,"DeAM"(added November 25,
   2002)
All Cap Core Trust
Dynamic Growth Trust
Real Estate Securities Trust

Fidelity Management & Research Company ("FMR")
Strategic Opportunities Trust

Grantham, Mayo, Van Otterloo & Co. LLC (GMO)
U.S. Core Trust (name changed May 1, 2006; formerly Growth & Income Trust; fund manager changed July 29, 2005, formerly managed by Wellington)
International Core Trust (name changed May 1, 2006; formerly International Stock
   Trust; fund manager changed July 29, 2005, formerly managed by DeAM)

Independence Investment LLC
Small Cap Trust (added May 2, 2005)

Jennison Associates LLC
Capital Appreciation Trust

Legg Mason Funds Management, Inc.
Core Equity Trust (added May 3, 2004)

Lord, Abbett & Co. LLC
All Cap Value Trust (fund manager changed May 1, 2003; formerly managed by
   Dreyfus)
Mid Cap Value Trust

Marsico Capital Management, LLC
International Opportunities Trust (added May 2, 2005)

Massachusetts Financial Services Company ("MFS")
Strategic Value Trust (name changed May 1, 2003; formerly Capital Opportunities
   Trust)
Utilities Trust

Mercury Advisors
Large Cap Value Trust (added May 5, 2003)

John Hancock Life (U.S.A.), Agreement No. 2001-48 (GMIB), Effective July 1, 2001 Amendment 9

                                   SCHEDULE B

                                INVESTMENT FUNDS

                                 VARIABLE FUNDS

MFC Global Investment Management (formerly known as Manufacturers Advisor
   Corporation)
500 Index Trust
Index Allocation Trust (added February 13, 2006)
Lifestyle Aggressive Trust
Lifestyle Balanced Trust
Lifestyle Conservative Trust
Lifestyle Growth Trust
Lifestyle Moderate Trust
Mid Cap Index Trust
Money Market Trust
Pacific Rim Trust (name changed May 3, 2004; formerly Pacific Rim Emerging Markets Trust)
Quantitative All Cap Trust (added May 5, 2003)
Quantitative Mid Cap Trust
Quantitative Value Trust (added May 3, 2004)
Small Cap Index Trust
Total Stock Market Index Trust

Munder Capital Management
Small Cap Opportunities Trust (added May 5, 2003)

Pacific Investment Management Company LLC ("PIMCO")
Global Bond Trust
PIMCO VIT All Asset Portfolio (added May 3, 2004)
Real Return Bond Trust (added May 5, 2003)
Total Return Trust

Pzena Investment Management, LLC
Classic Value Trust (added May 3, 2004)

RCM Capital Management, LLC (subadviser change May 1, 2006 from Franklin
   Advisers, Inc.)
Emerging Small Company Trust

SGAM
Principal Protection Trust A (added October 21, 2002)

Sovereign Asset Management LLC (subadviser name change January, 2006 from John
   Hancock Advisors)
Active Bond Trust (also sub-advised by Declaration Management & Research LLC) Emerging Growth Trust (subadviser change May 1, 2006 from MFC Global) Strategic Income Trust

State Street Global Advisers ("SSgA")
International Equity Index Trust (added May 2, 2005)
John Hancock VST International Index (added May 3, 2004)

Sustainable Growth Advisers, LP
U.S. Global Leaders Growth Trust (added May 3, 2004)

T. Rowe Price
Blue Chip Growth Trust
Equity-Income Trust
Health Sciences Trust
Mid Value Trust (added May 2, 2005)
Science & Technology Trust
Small Company Value Trust

Templeton Global Advisors Limited
Global Trust (name changed May 3, 2004; formerly Global Equity; fund manager changed December 9, 2003; formerly managed by Putnam Investment Management)

John Hancock Life (U.S.A.), Agreement No. 2001-48 (GMIB), Effective July 1, 2001 Amendment 9

                                   SCHEDULE B

                                INVESTMENT FUNDS

                                 VARIABLE FUNDS

Templeton Investment Counsel, LLC
International Small Cap Trust (fund manager changed May 1, 2003; formerly managed by Founders)
International Value Trust

UBS Global Asset Management (name changed, formerly Brinson)
Global Allocation Trust (name changed May 1, 2003; formerly Tactical Allocation
   Trust)
Large Cap Trust (added May 2, 2005)

Van Kampen Investments
Value Trust (fund manager changed May 1, 2003; formerly managed by Miller Ander.
   Sher.)

Wellington Management Company, LLP
Investment Quality Bond Trust
Mid Cap Stock Trust
Natural Resources Trust (added May 5, 2003)
Small Cap Growth Trust (added May 2, 2005)
Small Cap Value Trust (added May 2, 2005)

Wells Capital Management, Inc.
Core Bond Trust (added May 2, 2005)
U.S. High Yield Bond Trust (added May 2, 2005)

Western Asset Management Co. (subadviser change May 1, 2006 from Salomon
   Brothers Asset Management Inc. ("SaBAM"))
High Yield Trust (fund manager changed May 1, 2003; formerly managed by Miller
   Ander. Sher.)
Special Value Trust (added May 5, 2003)
Strategic Bond Trust
US Government Securities Trust

                                   FIXED FUNDS

One Year
DCA Twelve Month
DCA Six Month

Additional Fixed Funds available to Venture contracts with a 7 year CDSC (since inception of the Agreement)
Three Year
Five Year
Seven Year

John Hancock Life (U.S.A.), Agreement No. 2001-48 (GMIB), Effective July 1, 2001 Amendment 9

                                   SCHEDULE B

                                INVESTMENT FUNDS

                          SECTION OF HISTORICAL CHANGES

AIM Capital Management, Inc.
Aggressive Growth Trust (merged April 29, 2005, into Mid Cap Stock Trust -
   Wellington)

Capital Guardian Trust Company ("CGTC")
Diversified Bond Trust (merged April 29, 2005, into Active Bond Trust-
   Declaration/John Hancock)
Small Company Blend Trust (merged April 29, 2005, into Small Cap Opportunities
   Trust- Munder)

Cohen & Steers (replaced by DeAM November 25, 2002)
Real Estate Securities (see DeAM)

Investco
Telecommunications Trust (merged into Science & Technology Trust May 2, 2003 -
   See T. Rowe Price)
Mid Cap Growth Trust (merged into Dynamic Growth Trust May 2, 2003 - See DeAM)

Fidelity Management & Research Company ("FMR")
Large Cap Growth Trust (merged May 1, 2006, into Capital Appreciation managed by
   Jennison)
Overseas Trust(merged April 29, 2005, into International Value Trust -
   Templeton)

Great Companies
America Trust - Series II (closed to new money and transfers May 3, 2004; added
   August 4, 2003)

Janus (replaced by DeAM November 25, 2002)
Dynamic Growth Trust (see DeAM)

Massachusetts Financial Services Company ("MFS")
Strategic Growth Trust (merged April 29, 2005, into US Global Leaders Growth
   Trust- Sustainable Growth Advisors)

MFC Global Investment Management
Balanced Trust (merged into Income & Value (Capital Guardian) May 3, 2004) Quantitative Equity Trust (merged into US Large Cap (Capital Guardian) May 3,
   2004)
Intenational Index Trust (closed to new money and transfers May 3, 2004)

Merrill Lynch (closed to new business as of February 1, 2002)
ML Basic Value Focus Trust
ML Special Value Focus Trust
ML Developing Capital Markets Trust

Rowe Price - Flem. (replaced by DeAM November 25, 2002)
International Stock Trust (see DeAM)

SsgA (replaced by DeAM November 25, 2002)
Growth Trust (name changed to All Cap Core Trust - see DeAM)

Internet Technologies managed by Munder (merged into Science & Technology Trust
   May 2, 2003 - See T. Rowe Price)

Mid Cap Opportunities managed by Putnam (merged into Dynamic Growth Trust May 2,
   2003 - See DeAM)

John Hancock Life (U.S.A.), Agreement No. 2001-48 (GMIB), Effective July 1, 2001 Amendment 9

                               AMENDMENT No. 10 to

           AUTOMATIC REINSURANCE AGREEMENT No. 2001-48, Dated July 1, 2001
                                     between
                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                                (CEDING COMPANY)

                                       and

                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
                                   (REINSURER)

Effective as shown below, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

      SCHEDULE B, INVESTMENT FUNDS, is hereby replaced by the attached revised Schedule B, to document revisions and additions to the fund offerings as of the dates shown.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)


By: /s/ Yiji S. Starr                         Date: 11/9/07
    -------------------------------------
    Yiji S. Starr, Vice President and CFO


Attest: /s/ Anthony Teta
        ---------------------------------
        Anthony Teta, Vice President


AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY


By: /s/ Keith E. Floman                       Date: 4/9/2007
    -------------------------------------
    Keith E. Floman, Senior Vice President & Chief Actuary


Attest:  /s/ Julia Cornely
         --------------------------------
         Julia Cornely, Assistant Vice President

John Hancock Life (U.S.A.), Agreement No, 2001-48 (GMIB), Effective July 1, 2001 Amendment 10

                                   SCHEDULE B

                                INVESTMENT FUNDS

                                 VARIABLE FUNDS

AIM Capital Management, Inc.
All Cap Growth Trust

American Century Investment Management, Inc.
Small Company Trust (closed to new investors August 1, 2005; added May 3, 2004)

American Funds
Blue Chip Income & Growth Trust (added May 5, 2003)
Bond Trust (added August 1, 2005)
Growth Trust (added May 5, 2003)
Growth-Income Trust (added May 5, 2003)
International Trust (added May 5, 2003)

BlackRock (name changed September 30, 2006; formerly Mercury Advisors) Large Cap Value Trust (added May 5, 2003)

Capital Guardian Trust Company ("CGTC")
Income & Value Trust
Overseas Equity Trust (added May 2, 2005)
US Large Cap Trust (name changed May 1, 2003; formerly US Large Cap Value)

Clearbridge Advisors, LLC (name changed December 1, 2006; formerly Western Asset Management Co.; subadviser change May 1, 2006 from Salomon Brothers Asset
   Management Inc. ("SaBAM"))
High Yield Trust (fund manager changed May 1, 2003; formerly managed by Miller
   Ander. Sher.)
Special Value Trust (added May 5, 2003)
Strategic Bond Trust
US Government Securities Trust

Davis Advisors
Financial Services Trust
Fundamental Value Trust

Deutsche Asset Management Investment Services Ltd., "DeAM" (added November 25,
   2002)
All Cap Core Trust
Dynamic Growth Trust
Real Estate Securities Trust

Fidelity Management & Research Company ("FMR")
Strategic Opportunities Trust

Grantham, Mayo, Van Otterloo & Co. LLC (GMO)
U.S. Core Trust (name changed May 1, 2006; formerly Growth & Income Trust;
   fund manager changed July 29, 2005, formerly managed by Wellington) International Core Trust (name changed May 1, 2006; formerly International Stock Trust; fund manager changed July 29, 2005, formerly managed by DeAM)

Independence Investment LLC
Small Cap Trust (added May 2, 2005)

Jennison Associates LLC
Capital Appreciation Trust

Legg Mason Funds Management, Inc.
Core Equity Trust (added May 3, 2004)

Lord, Abbett & Co. LLC
All Cap Value Trust (fund manager changed May 1, 2003; formerly managed by
   Dreyfus)
Mid Cap Value Trust

John Hancock Life (U.S.A.), Agreement No. 2001-48(GMIB), Effective July 1,2001 Amendment 10

                                   SCHEDULE B

                                INVESTMENT FUNDS

                                 VARIABLE FUNDS

Marsico Capital Management, LLC
International Opportunities Trust (added May 2, 2005)

Massachusetts Financial Services Company ("MFS")
Utilities Trust

MFC Global Investment Management (formerly known as Manufacturers Advisor
   Corporation)
500 Index Trust
Active Bond Trust (Fund Manager changed December 1, 2006, from Sovereign Asset
   Management; was also sub-advised by Declaration Management & Research LLC) Emerging Growth Trust (Fund Manager changed December 1, 2006, from Sovereign
   Asset Management; subadviser change May 1, 2006 from MFC Global)
Index Allocation Trust (added February 13, 2006)
Lifestyle Aggressive Trust
Lifestyle Balanced Trust
Lifestyle Conservative Trust
Lifestyle Growth Trust
Lifestyle Moderate Trust
Mid Cap Index Trust
Money Market Trust
Pacific Rim Trust (name changed May 3, 2004; formerly Pacific Rim Emerging
   Markets Trust)
Quantitative All Cap Trust (added May 5, 2003)
Quantitative Mid Cap Trust
Quantitative Value Trust (added May 3, 2004)
Small Cap Index Trust
Strategic Income Trust (Fund Manager changed December 1, 2006, from Sovereign
   Asset Management)
Total Stock Market Index Trust

Munder Capital Management
Small Cap Opportunities Trust (added May 5, 2003)

Pacific Investment Management Company LLC ("PIMCO")
Global Bond Trust
PIMCO VIT All Asset Portfolio (added May 3, 2004)
Real Return Bond Trust (added May 5, 2003)
Total Return Trust

Pzena Investment Management, LLC
Classic Value Trust (added May 3, 2004)

RCM Capital Management, LLC (subadviser change May 1, 2006 from Franklin
   Advisers, Inc.)
Emerging Small Company Trust

SGAM
Principal Protection Trust A (added October 21, 2002)

State Street Global Advisers ("SsgA")
International Equity Index Trust (added May 2, 2005)
John Hancock VST International Index (added May 3, 2004)

Sustainable Growth Advisers, LP
U.S. Global Leaders Growth Trust (added May 3, 2004)

T. Rowe Price
Blue Chip Growth Trust
Equity-Income Trust
Health Sciences Trust
Mid Value Trust (added May 2, 2005)
Small Company Value Trust

John Hancock Life (U.S.A.), Agreement No. 2001-48 (GMIB) Effective July 1, 2001 Amendment 10

                                   SCHEDULE B

                                INVESTMENT FUNDS

                                 VARIABLE FUNDS

T. Rowe Price/RCM Capital Management (RCM co-manager as of December 1, 2006) Science & Technology Trust

Templeton Global Advisors Limited
Global Trust (name changed May 3, 2004; formerly Global Equity; fund manager changed December 9, 2003; formerly managed by Putnam Investment Management)

Templeton Investment Counsel, LLC
International Small Cap Trust (fund manager changed May 1, 2003; formerly managed by Founders)
International Value Trust

UBS Global Asset Management (name changed, formerly Brinson)
Global Allocation Trust (name changed May 1, 2003; formerly Tactical Allocation
   Trust)
Large Cap Trust (added May 2, 2005)

Van Kampen Investments
Value Trust (fund manager changed May 1, 2003; formerly managed by Miller Ander.
   Sher.)

Wellington Management Company, LLP
Investment Quality Bond Trust
Mid Cap Stock Trust
Natural Resources Trust (added May 5, 2003)
Small Cap Growth Trust (added May 2, 2005)
Small Cap Value Trust (added May 2, 2005)

Wells Capital Management, Inc.
Core Bond Trust (added May 2, 2005)
U.S. High Yield Bond Trust (added May 2, 2005)

                                   FIXED FUNDS

One Year
DCA Twelve Month
DCA Six Month

Additional Fixed Funds available to Venture contracts with a 7 year CDSC (since inception of the Agreement)
Three Year
Five Year
Seven Year

John Hancock Life (U.S.A.), Agreement No. 2001-48 (GMIB), Effective July 1, 2001 Amendment 10

                                   SCHEDULE B

                                INVESTMENT FUNDS

                          SECTION OF HISTORICAL CHANGES

AIM Capital Management, Inc.
Aggressive Growth Trust (merged April 29, 2005, into Mid Cap Stock Trust -
   Wellington)
Mid Cap Core Trust (merged December 1, 2006, into MFC Mid Cap Index; added
   May 5, 2003)

Capital Guardian Trust Company ("CGTC")
Diversified Bond Trust (merged April 29, 2005, into Active Bond Trust -
   Declaration/John Hancock)
Small Company Blend Trust (merged April 29, 2005, into Small Cap Opportunities
   Trust - Munder)

Cohen & Steers (replaced by DeAM November 25, 2002)
Real Estate Securities (see DeAM)

Investco
Telecommunications Trust (merged into Science & Technology Trust May 2, 2003 -
   See T. Rowe Price)
Mid Cap Growth Trust (merged into Dynamic Growth Trust May 2, 2003 - See DeAM)

Fidelity Management & Research Company ("FMR")
Large Cap Growth Trust (merged May 1, 2006, into Capital Appreciation managed by
   Jennison)
Overseas Trust (merged April 29, 2005, into International Value Trust-
   Templeton)

Great Companies
America Trust - Series II (closed to new money and transfers May 3, 2004; added
   August 4, 2003)

Janus (replaced by DeAM November 25, 2002)
Dynamic Growth Trust (see DeAM)

Massachusetts Financial Services Company ("MFS")
Strategic Growth Trust (merged April 29, 2005, into US Global Leaders Growth
   Trust - Sustainable Growth Advisors)
Strategic Value Trust (merged December 1, 2006, into Black Rock Large Cap Value Trust; name changed May 1, 2003; formerly Capital Opportunities Trust)

MFC Global Investment Management
Balanced Trust (merged into Income & Value (Capital Guardian) May 3, 2004) Quantitative Equity Trust (merged into US Large Cap (Capital Guardian) May 3,
   2004)
International Index Trust (closed to new money and transfers May 3, 2004)

Merrill Lynch (closed to new business as of February 1, 2002)
ML Basic Value Focus Trust
ML Special Value Focus Trust
ML Developing Capital Markets Trust

Rowe Price -- Flem. (replaced by DeAM November 25, 2002)
International Stock Trust (see DeAM)

SsgA (replaced by DeAM November 25, 2002)
Growth Trust (name changed to All Cap Core Trust - see DeAM)

Internet Technologies managed by Munder (merged into Science & Technology Trust
   May 2, 2003 - See T. Rowe Price)

Mid Cap Opportunities managed by Putnam (merged into Dynamic Growth Trust May 2,
   2003 - See DeAM)

John Hancock Life (U.S.A.), Agreement No. 2001-48 (GMIB), Effective July 1, 2001 Amendment 10

                               AMENDMENT No. 11 TO

         AUTOMATIC REINSURANCE AGREEMENT No. 2001-48, DATED JULY 1, 2001

                                     between

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                                (CEDING COMPANY)

                                       and

                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
                                   (REINSURER)

Effective as shown below, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

      SCHEDULE B, INVESTMENT FUNDS, is hereby replaced by the attached revised Schedule B, to document revisions and additions to the fund offerings as of the dates shown.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)


BY: /s/ Yiji S. Starr                            DATE: 3/16/09
    ------------------------------------------
      Yiji S. Starr, Vice President and CFO


Attest: /s/ Anthony Teta
        --------------------------------------
         Anthony Teta, Vice President


AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY


BY: /s/ Keith E. Floman                          DATE: 11/13/08
    ------------------------------------------
    Keith E. Floman, Senior Vice President & Chief Actuary


Attest: /s/ Julia Cornely
        --------------------------------------
        Julia Cornely, Assistant Vice President

John Hancock Life (U.S.A.). Agreement No. 2001-48 (GMIB), Effective July 1, 2001 Amendment 11

                                   SCHEDULE B

                                INVESTMENT FUNDS

                                 VARIABLE FUNDS

AIM Capital Management, Inc.
All Cap Growth Trust

American Century Investment Management, Inc.
Small Company Trust (closed to new investors August 1, 2005; added May 3, 2004)

American Funds
Asset Allocation Trust (added May 1, 2007)
Blue Chip Income & Growth Trust (added May 5, 2003)
Bond Trust (added August 1, 2005)
Global Growth Trust (added May 1, 2007)
Global Small Cap Trust (added May 1, 2007)
Growth Trust (added May 5, 2003)
Growth-Income Trust (added May 5, 2003)
High Income Trust (added May 1, 2007)
International Trust (added May 5, 2003)
New World Trust (added May 1, 2007)

BlackRock (name changed September 30, 2006; formerly Mercury Advisors) Large Cap Value Trust (added May 5, 2003)

Capital Guardian Trust Company ("CGTC")
Income & Value Trust
Overseas Equity Trust (added May 2, 2005)
US Large Cap Trust (name changed May 1, 2003; formerly US Large Cap Value)

Clearbridge Advisors, LLC (name changed December 1, 2006; formerly Western Asset Management Co.; subadviser change May 1, 2006 from Salomon Brothers Asset
   Management Inc. (SaBAM"))
High Yield Trust (fund manager changed May 1, 2003; formerly managed by Miller
   Ander. Sher.)
Special Value Trust (added May 5, 2003)
Strategic Bond Trust
US Government Securities Trust

Davis Advisors
Financial Services Trust
Fundamental Value Trust

Deutsche Asset Management Investment Services Ltd., "DeAM" (added November 25,
   2002)
All Cap Core Trust
Real Estate Securities Trust

Dimensional Financial Advisors
Disciplined Diversification (added June 2, 2008)

Fidelity Management & Research Company ("FMR")
Strategic Opportunities Trust

Grantham, Mayo, Van Otterloo & Co. LLC (GMO)
International Core Trust (name changed May 1, 2006; formerly International Stock
   Trust; fund manager changed July 29, 2005, formerly managed by DeAM)

Independence Investment LLC
Small Cap Trust  (added May 2, 2005)

Jennison Associates LLC
Capital Appreciation Trust

Legg Mason Funds Management, Inc.
Core Equity Trust (added May 3, 2004)

John Hancock Life (U.S.A.) Agreement No. 2001-48 (GMIB), Effective July 1, 2001 Amendment 11

                                   SCHEDULE B

                                INVESTMENT FUNDS

                                 VARIABLE FUNDS

Lord, Abbett & Co. LLC
All Cap Value Trust (fund manager changed May 1, 2003; formerly managed by Dreyfus)
Mid Cap Value Trust

Marsico Capital Management, LLC
International Opportunities Trust (added May 2, 2005)

Massachusetts Financial Services Company ("MFS")
Utilities Trust

MFC Global Investment Management (formerly known as Manufacturers Advisor
   Corporation)
500 Index Trust
Active Bond Trust (Fund Manager changed December 1, 2006, from Sovereign Asset
   Management; was also sub-advised by Declaration Management & Research LLC) American Fundamental Holdings Trust (added November 12, 2007)
American Global Diversification Trust (added November 12, 2007)
Emerging Growth Trust (a Fund Manager changed December 1, 2006, from Sovereign
   Asset Management; subadviser change May 1, 2006 from MFC Global)
Franklin Templeton Founding Allocation Trust (added May 1, 2007)
High Income Trust (added May 1, 2007)
Index Allocation Trust (added February 13, 2006)
Lifestyle Aggressive Trust
Lifestyle Balanced Trust
Lifestyle Conservative Trust
Lifestyle Growth Trust
Lifestyle Moderate Trust
Mid Cap Index Trust
Money Market Trust
Pacific Rim Trust (name changed May 3, 2004; formerly Pacific Rim Emerging
   Markets Trust)
Optimized All Cap Trust (name changed April 28, 2008; formerly Quantitative All
   Cap Trust; added May 5, 2003)
Optimized Value Trust (name changed April 28, 2008; formerly Quantitative Value
   Trust; added May 3, 2004)
Small Cap Index Trust
Strategic Income Trust (Fund Manager changed December 1, 2006, from Sovereign
   Asset Management)
Total Stock Market Index Trust

Munder Capital Management & Invesco AIM (Invesco AIM added as co-subadvisor,
   June 30, 2008)
Small Cap Opportunities Trust (added May 5, 2003)

Pacific Investment Management Company LLC ("PIMCO")
Global Bond Trust
PIMCO VIT All Asset Portfolio (added May 3, 2004)
Real Return Bond Trust (added May 5, 2003)
Total Return Trust

Pzena Investment Management, LLC
Classic Value Trust (added May 3, 2004)

RCM Capital Management, LLC (subadviser change May 1, 2006 from Franklin
   Advisers, Inc.)
Emerging Small Company Trust

SGAM
Principal Protection Trust A (added October 21, 2002)

State Street Global Advisers ("SSga")
International Equity Index Trust (added May 2, 2005)
John Hancock VST International Index (added May 3, 2004)

T. Rowe Price
Blue Chip Growth Trust
Capital Appreciation Value Trust (to be added June 2, 2008)

John Hancock Life (U.S.A.), Agreement No. 2001-48 (GMIB), Effective July 1, 2001 Amendment 11

                                   SCHEDULE B

                                INVESTMENT FUNDS

                                 VARIABLE FUNDS

Equity-Income Trust
Health Sciences Trust
Mid Value Trust (added May 2, 2005)
Small Company Value Trust

T. Rowe Price/RCM Capital Management (RCM co-manager as of December 1, 2006) Science & Technology Trust

Templeton Global Advisors Limited
Global Trust (name changed May 3, 2004; formerly Global Equity; fund manager changed December 9, 2003; formerly managed by Putnam Investment Management)

Templeton Investment Counsel, LLC
International Small Cap Trust (fund manager changed May 1, 2003; formerly managed by Founders)
International Value Trust

UBS Global Asset Management (name changed; formerly Brinson)
Global Allocation Trust (name changed May 1, 2003; formerly Tactical Allocation
   Trust)
Large Cap Trust (added May 2, 2005)

Van Kampen Investments
Value Trust (fund manager changed May 1, 2003; formerly managed by Miller Ander.
   Sher.)

Wellington Management Company, LLP
Core Allocation Plus (added June 2, 2008)
Investment Quality Bond Trust
Mid Cap Intersection Trust (added May 1, 2007)
Mid Cap Stock Trust
Natural Resources Trust (added May 5, 2003)
Small Cap Growth Trust (added May 2, 2005)
Small Cap Value Trust (added May 2, 2005)

Wells Capital Management, Inc.
Core Bond Trust (added May 2, 2005)
U.S. High Yield Bond Trust (added May 2, 2005)

                                   FIXED FUNDS

One Year
DCA Twelve Month
DCA Six Month

Additional Fixed Funds available to Venture contracts with a 7 year CDSC (since inception of the Agreement)
Three Year
Five Year
Seven Year

John Hancock Life (U.S.A.), Agreement No. 2001-48 (GMIB), Effective July 1, 2001 Amendment 11

                                   SCHEDULE B

                                INVESTMENT FUNDS

             SECTION OF HISTORICAL CHANGES (FUNDS NO LONGER OFFERED)

AIM Capital Management, Inc.
Aggressive Growth Trust (merged April 29, 2005, into Mid Cap Stock Trust -
   Wellington)
Mid Cap Core Trust (merged December 1, 2006, into MFC Mid Cap Index; added May
   5, 2003)

Capital Guardian Trust Company ("CGTC")
Diversified Bond Trust (merged April 29, 2005, into Active Bond Trust -
   Declaration/John Hancock)
Small Company Blend Trust (merged April 29, 2005, into
Small Cap Opportunities Trust - Munder)

Cohen & Steers (replaced by DeAM November 25, 2002)
Real Estate Securities (see DeAM)

Davis (subadvisor changed June 27, 2008; formerly Grantham, Mayo, Van
   Otterloo & Co. LLC (GMO)
U.S. Core Trust (merged November 7, 2008, into Davis, Fundamental Value, name changed May 1, 2006; formerly Growth & Income Trust; fund manager changed July 29, 2005, formerly managed by Wellington)

Deutsche Asset Management Investment Services Ltd., "DeAM" (added
   November 25, 2002)
Dynamic Growth Trust (merged April 25, 2008, into Wellington Mid Cap Stock)

Fidelity Management & Research Company ("FMR")
Large Cap Growth Trust (merged May 1, 2006, into Capital Appreciation managed by
   Jennison)
Overseas Trust (merged April 29, 2005, into International Value Trust -
   Templeton)

Great Companies
America Trust - Series II (closed to new money and transfers May 3, 2004; added
   August 4, 2003)

Investco
Telecommunications Trust (merged into Science & Technology Trust May 2, 2003 -
   See T. Rowe Price)
Mid Cap Growth Trust (merged into Dynamic Growth Trust May 2, 2003 - See DeAM)

Janus (replaced by DeAM November 25, 2002)
Dynamic Growth Trust (see DeAM)

Massachusetts Financial Services Company ("MFS")
Strategic Growth Trust (merged April 29, 2005, into US Global Leaders Growth
   Trust - Sustainable Growth Advisors)
Strategic Value Trust (merged December 1, 2006, into Black Rock Large Cap Value
   Trust; name changed May 1, 2003; formerly Capital Opportunities Trust)

Merrill Lynch (closed to new business as of February 1, 2002)
ML Basic Value Focus Trust
ML Developing Capital Markets Trust
ML Special Value Focus Trust

MFC Global Investment Management
Balanced Trust (merged into Income & value (Capital Guardian) May 3, 2004) Quantitative Equity Trust (merged into US Large Cap (Capital Guardian)
   May 3, 2004)
Quantitative Mid Cap Trust (merged April 25, 2008, into MFC Mid Cap Index)
   International Index Trust (closed to new money and transfers May 3, 2004)

Rowe Price -- Flem. (replaced by DeAM November 25, 2002)
International Stock Trust (see DeAM)

SsgA (replaced by DeAM November 25, 2002)
Growth Trust (name changed to All Cap Core Trust - see DeAM)

Sustainable Growth Advisers, LP
U.S. Global Leaders Growth Trust (merged April 25, 2008 into T. Rowe Blue Chip;
   added May 3, 2004)

Internet Technologies managed by Munder (merged into Science & Technology Trust
   May 2, 2003 - See T. Rowe Price)

Mid Cap Opportunities managed by Putnam (merged into Dynamic Growth Trust
   May 2, 2003 - See DeAM)

John Hancock Life (U.S.A.), Agreement No. 2001-48 (GMIB), Effective July 1, 2001 Amendment 11